SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Southwestern Energy Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Southwestern Energy Company

2350 N. Sam Houston Parkway East, Suite 300

Houston, Texas 77032

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

ON MAY 12, 2004

The Annual Meeting of Shareholders of Southwestern Energy Company will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas, on Wednesday, the 12th day of May, 2004, at 11:00 a.m., Central Daylight Time, for the following purposes:

(1)	To elect seven (7) directors to serve until the 2005 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

(2)	To consider and take action upon a proposal to adopt a new stock incentive plan for the compensation of officers, directors and key employees of the Company and its subsidiaries; and

(3)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 16, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

The Company’s 2003 Annual Report, which is not part of the proxy soliciting material, is enclosed.

You are invited to attend the meeting. If you cannot attend, it is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card. As an alternative, you can also vote your shares by telephone or over the Internet.

You may revoke a proxy at any time prior to its exercise by giving written notice to that effect to the Secretary of Southwestern Energy Company or by submission of a later-dated proxy or subsequent Internet or telephonic proxy. If you attend the meeting, you may revoke any proxy previously granted and vote in person.

By Order of the Board of Directors

MARK K. BOLING

Executive Vice President,

General Counsel & Secretary

March 29, 2004

Southwestern Energy Company

PROXY STATEMENT

PROXY QUESTIONS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Shareholders who own common shares as of March 16, 2004, may vote at the meeting. There were 36,016,055 shares of common stock outstanding on that date. Each share has one vote except for the election of directors.

WHEN ARE THE ENCLOSED SOLICITATION MATERIALS FIRST GIVEN TO SHAREHOLDERS?

The enclosed annual report and proxy voting form, together with this Notice of Annual Meeting and Proxy Statement, were sent, or given, to shareholders on or about Monday, March 29, 2004.

WHAT IS A QUORUM OF SHAREHOLDERS, AND HOW MANY VOTES DOES IT TAKE TO ELECT DIRECTORS?

We must have a quorum to conduct the meeting. A quorum is the presence at the Annual Meeting in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast. Since there were 36,016,055 shares of common stock outstanding on March 16, 2004, a quorum is 18,008,028. Broker non-votes, abstentions and withhold-authority votes COUNT for purposes of determining a quorum. Directors are elected by a plurality of all the votes cast. Because seven directors are being elected, this means that the seven nominees who receive the highest number of votes will be elected. Withheld votes do not affect the voting calculation.

HOW MANY VOTES DOES IT TAKE TO ADOPT THE COMPANY’S 2004 STOCK INCENTIVE PLAN?

The proposal to adopt the Southwestern Energy Company 2004 Stock Incentive Plan will be approved if a majority of the number of shares vote in favor of its adoption, provided that the total number of shares voted on this proposal exceeds 50% of the total number of shares entitled to vote thereon. Abstentions are counted as shares voting on the proposal, thus having the effect as a vote against the proposal. Broker non-votes are not counted as shares voting on this proposal.

WHAT ARE THE BOARD’S RECOMMENDATIONS?

The Board recommends a vote “FOR” the election of seven directors and “FOR” the adoption of the Southwestern Energy Company 2004 Stock Incentive Plan.

HOW DO I VOTE?

You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our shareholders are unable to attend the meeting in person, we send proxy cards and offer electronic and telephone voting to all of our shareholders to enable them to direct the voting of their shares.

IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, WILL MY BROKER VOTE FOR ME?

If your shares are held by your broker in “street name” and you do not vote your shares by following the instructions provided by your broker, your broker can vote your shares in the election of directors, but your broker may not vote your shares for or against the adoption of the 2004 Stock Incentive Plan. If you do not provide instructions to your broker on how to vote your shares on the 2004 Stock Incentive Plan, your votes will be “broker non-votes.”

WHAT IS A PROXY?

A proxy is a person you appoint to vote on your behalf. When you vote, you will be designating Kenneth R. Mourton and Charles E. Scharlau as your proxies. We solicit proxies so that all common shares may be voted at the Annual Meeting. You must complete and return the enclosed proxy card or vote by phone or Internet to have your shares voted by proxy.

HOW WILL MY PROXY VOTE MY SHARES?

Your proxies will vote according to your instructions. If you complete and return your proxy card but do not indicate your vote on the matters, your proxies will vote “FOR” the seven directors and “FOR” the proposal to adopt the new stock incentive plan. Also your proxy card or vote by phone or Internet will give your proxies authority to vote, using their best judgment, on any other business that properly comes before the meeting.

HOW DO I VOTE USING MY PROXY CARD?

There are three steps:

1.a.	Proposal No. 1

The names of seven directors to serve for the next year are listed on your proxy card.

To vote for all seven directors, you check the box marked “FOR ALL NOMINEES.” To withhold your vote from all seven directors, (not vote for or against the directors) mark the box “WITHHELD FROM ALL NOMINEES.”

To vote for some of the directors and not others, write in the name(s) of the director(s) you wish to withhold your vote from on the line provided. To exercise cumulative voting (the number of shares owned multiplied by seven, the number of directors to be elected) write in how many votes you wish to cast for each director on the line provided. Votes may be cast for a single nominee or distributed among any number of nominees. Cumulative voting rights can be exercised only by submission of a written proxy or voting instruction.

b.	Proposal No. 2

The proposal to adopt the 2004 Stock Incentive Plan is listed on your proxy card.

To vote for the proposal, you check the box marked “FOR.” If you are opposed to the proposal, check the box, “AGAINST.” If you are unsure how to vote, mark the box, “ABSTAIN.”

2.	Sign and date your proxy card. IF YOU DO NOT SIGN AND DATE YOUR PROXY CARD, YOUR VOTES CANNOT BE COUNTED. EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, EACH SUCH PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” THE 2004 STOCK INCENTIVE PLAN.

3.	Mail your proxy card in the pre-addressed, postage-paid envelope.

HOW DO I VOTE BY PHONE?

Record holders may submit proxies by following the “Vote-by-Phone” instructions on their proxy cards. Shareholders who hold shares beneficially in “street name” may vote by phone by calling the number specified on the voting instruction card provided by their brokers, trustee or nominees. Please check the voting instruction card for telephone voting availability. Note that if you wish to exercise cumulative voting, you must vote using your proxy card or voting instruction card.

HOW DO I VOTE ON THE INTERNET?

Record holders with Internet access may submit proxies by following the “Vote-by-Net” instructions on their proxy cards. Shareholders who hold shares beneficially in “street name” may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for Internet voting availability. Note that if you wish to exercise cumulative voting, you must vote using your proxy card or voting instruction card.

CAN I VOTE BY PROXY EVEN IF I PLAN TO ATTEND THE ANNUAL MEETING?

Yes. If you vote by proxy, you do not need to fill out a ballot at the Annual Meeting unless you want to change your vote.

WHO IS SOLICITING MY PROXY, HOW IS IT BEING SOLICITED, AND WHO PAYS THE COSTS?

Southwestern Energy Company, on behalf of the Board of Directors, through its directors, officers and employees, is soliciting proxies primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. Morrow & Co., Inc., a proxy solicitation firm, will be assisting us for a fee of approximately $7,500 plus out-of-pocket expenses. Southwestern Energy Company pays the cost of soliciting proxies.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, seven (7) directors are to be elected to serve for the ensuing year or until their respective successors are duly elected and qualified. The shares represented by the enclosed proxy will be voted as instructed by the shareholders for the election of the nominees named below. If no direction is made, the proxy will be voted “FOR” the election of all of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxies. The Company has no knowledge that any nominee will be unavailable for election. Directors are elected by plurality vote.

The Board of Directors has proposed the nominees set forth below for election as directors. Certain information concerning the nominees is set forth below.

Nominees For Election

LEWIS E. EPLEY, JR. – Mr. Epley is an Attorney at Law and a private investor. He has served as President of the Carroll County Bar Association and Special Associate Justice of the Supreme Court of Arkansas. He is a director, since 1964, and Vice Chairman of the Board of Directors, since 1993, of the Bank of Eureka Springs. He is a past Chairman and past member of the Board of Trustees of the University of Arkansas. He is currently a director and Vice Chairman of the University of Arkansas Foundation, Inc., director and past President of the Northwest Arkansas Radiation Therapy Institute (NARTI), and a director of the University of Arkansas Alumni Association. He also currently serves as a member of the NARTI Foundation Board. Mr. Epley is 67 years old and was first elected to the Board of Directors in 1998.

JOHN PAUL HAMMERSCHMIDT – Mr. Hammerschmidt is a retired U.S. Congressman, Third District of Arkansas, who served from 1967-1993. He has been a director of Dillard’s, Inc., Little Rock, Arkansas, since 1992; First Federal Bank of Arkansas, Harrison, Arkansas, since 1966; and Metropolitan Washington Airport Authority since 1997. Mr. Hammerschmidt is 81 years old and was first elected to the Board of Directors in 1992.

ROBERT L. HOWARD – Mr. Howard is a retired Vice President of Shell Oil Company. From 1991 to 1995 he was Vice President, Domestic Operations, Exploration and Production of Shell, and President of Shell Western Inc. and Shell Offshore, Inc. In these positions he was responsible for all domestic exploration and production activities. From 1985-1991, Mr. Howard was President, Shell Offshore Inc., and was responsible for all offshore exploration and production in the Gulf of Mexico, the East Coast, and Florida. During Mr. Howard’s 36 years with Shell, he held various positions within Shell’s exploration and production operations, including General Manager, Exploration and Production, Mid-Continent Division, and General Manager, Exploration and Production, Rocky Mountain Division and Alaska Division. Mr. Howard served as a director of Camco International, Inc. of Houston, Texas, from 1995 until 1998; and currently serves as a director of Devon Energy Corp. (formerly Ocean Energy, Inc.) of Houston, Texas, since 1996; and McDermott International, Inc. of New Orleans, Louisiana, since 1997. He is 67 years old and first became a director in 1995.

HAROLD M. KORELL – Mr. Korell is the President, Chief Executive Officer and Chairman of the Board of the Company. Mr. Korell joined Southwestern in 1997 as Executive Vice President and Chief Operating Officer. On May 22, 1998, Mr. Korell was promoted to President and Chief Operating Officer and was named President and Chief Executive Officer effective January 1, 1999. Mr. Korell was elected Chairman of the Board May 16, 2002. Previously, Mr. Korell was Senior Vice President – Operations of American Exploration Company, Executive Vice President of McCormick Resources, and held various technical and managerial positions during his 17 years with Tenneco Oil Company including Vice President of Production. Prior to that time he held various positions with Mobil Corporation. Mr. Korell is 59 years old and first became a director in 1998.

VELLO A. KUUSKRAA – Mr. Kuuskraa is the President and Chairman of the Board of Advanced Resources International, Inc., a privately held geological and engineering technical services company of Arlington, Virginia. He is internationally recognized for his work in energy economics, supply modeling, and new oil and gas recovery technologies. Mr. Kuuskraa served on the Secretary of Energy’s Natural Gas Supply Task Force, was a member of the National Academy of Sciences Study Committee for defining the National Energy Modeling System, and has testified before the Federal Energy Regulatory Commission on the outlook for natural gas supplies. He has published over 100 technical papers, reports and presentations on energy resources and future natural gas supplies. Mr. Kuuskraa is also a recognized expert on the technologies of coalbed methane recovery and enhanced oil recovery and their adaptation for carbon dioxide sequestration. Mr. Kuuskraa is 63 years old and was first elected to the Board of Directors in 2003.

KENNETH R. MOURTON – Mr. Mourton is an Attorney at Law with the firm of Ball and Mourton, Ltd., PLLC, Fayetteville, Arkansas and is a certified public accountant (inactive). He is the Managing Principal Attorney for this firm. Mr. Mourton also owns and operates several businesses in various states related to beer distribution, lodging, warehousing and travel. He is also a Board member of the Arkansas Rural Endowment Fund, a nonprofit corporation created by the State of Arkansas to help lower income, rural Arkansas children obtain college and university educations. Mr. Mourton is 53 years old and was first elected to the Board of Directors in 1995.

CHARLES E. SCHARLAU – Mr. Scharlau retired as President and Chief Executive Officer of the Company on December 31, 1998. He began his career as the Company’s legal counsel in 1951 and was involved in all facets of the Company’s business for over 47 years. In 1966 he was named Executive Vice President and first elected a director of the Company. In 1972 he was elected President and Chief Executive Officer. Mr. Scharlau is currently of counsel with the law firm of Conner & Winters, PLLC. He is also a director since 1980 of Ablest, Inc., Clearwater, Florida; member of the Board of Trustees of the University of Arkansas since 1998; and Chairman since 1999 of the Executive Committee for the Northwest Arkansas Council. Mr. Scharlau is 76 years old.

DIRECTOR COMPENSATION

Directors who are not employees of the Company receive compensation as indicated in the table below. Directors who retire with certain qualifications are appointed to the position of Director Emeritus. A Director Emeritus is paid an annual fee of $2,000 for the remainder of his life and such health care benefits as the Company provides to its full time employees. Charles E. Sanders currently holds the position of Director Emeritus with the Company.

Outside Director Compensation

Annual Retainer	Committee Chairman Annual Retainer	Each Board Meeting Attended	Each Telephonic Meeting Attended	Each Compensation, Nominating and Governance, and Retirement Committee Meeting Attended	Each Audit Committee Meeting Attended	Annual Stock Options Granted Directors Serving at 12/31
$24,000	$2,000	$1,000	$500	$1,000	$1,250	8,000 vesting 25%/year

In addition to the compensation noted above, the Company also provided for health insurance in 2003 for Messrs. Epley, Mourton and Scharlau in the amounts of $4,239, $2,242 and $5,404, respectively. As an advisor to the Company, Mr. Scharlau also received consulting fees of $5,000 under a consulting agreement with the Company. Each outside director serving as of December 31, 2003, was granted an option to purchase 8,000 shares of the Company’s common stock at $24.78 per share, representing the market value of the Company’s common stock on the date of the grant.

CORPORATE GOVERNANCE

We have long believed that good corporate governance is important to ensure that Southwestern Energy Company is managed for the long-term benefit of its shareholders. During the past year, we have reviewed our corporate governance policies and practices and compared them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also reviewed the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the proposed new listing standards of the New York Stock Exchange.

Based on our review, we have taken steps to implement many of the proposed new rules and listing standards. We have available on our website, www.swn.com, under the section “Corporate Governance,” copies of the Company’s:

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Governance Committee Charter

•	Retirement Committee Charter

•	Corporate Governance Guidelines

•	Business Conduct Guidelines

•	Code of Ethics for § 406 Officers

•	Confidential/Anonymous Complaint Procedures for Questionable Accounting Practices

•	Nonretaliation Policy

•	Procedures for Contacting the Board/Presiding Director

The Board is composed of a majority of directors who qualify as independent directors pursuant to the rules adopted by the Securities and Exchange Commission applicable to the corporate governance standards for companies listed on the New York Stock Exchange. The Board committee structure includes audit, compensation, and nominating and governance committees consisting entirely of independent directors.

It is the policy of the Board of Directors that a majority of the members of the Board be independent of the Company’s management. For a director to be deemed “independent,” the Board affirmatively determines that the director has no material relationship with the Company or its affiliates (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or its affiliates) or any member of the senior management of the Company or his or her affiliates. Material relationships include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. For making this determination, the Board has adopted a set of director independence standards that are more stringent than the corporate governance standards adopted by the New York Stock Exchange. Under the Board’s independence standards, a director will not be deemed independent if he or she:

•	is, or within the past five years has been, employed by the Company or any of its affiliates;

•	is, or within the past five years has been, affiliated with or employed by a present or former auditor of the Company or any of its affiliates;

•	currently participates, or within the past five years has participated, in an interlocking directorate in which an executive officer of the Company or any of its affiliates serves on the compensation committee of a company that concurrently employs the director;

•	is, or is a director, executive officer, general partner or significant equity holder (i.e., in excess of 10%) of an entity that is, a paid adviser, paid consultant or paid provider of other professional services to the Company, any of its affiliates, any member of senior management or any affiliates of a member of senior management, if the amount of such payments has exceeded $60,000 during the current fiscal year of the Company;

•	is a director, executive officer, general partner or significant equity holder (i.e., in excess of 10%) of a significant purchaser of goods or nonprofessional services from, or supplier of goods or nonprofessional services to, the Company or any of its affiliates;

•	is affiliated with or employed by a tax-exempt entity that receives significant contributions (i.e., more than 3% of the annual contributions received by the entity or more than $100,000 in a single fiscal year, whichever amount is lower) from the Company, any of its affiliates, any member of senior management or any affiliate of a member of senior management; or

•	is a member of the immediate family of any person who would not qualify as independent under the foregoing standards; provided, that employment of an immediate family member of a director in a non-officer position will not preclude the Board from determining that the director is independent.

Applying these standards, the Board has determined that the following majority of directors qualify as independent – Lewis E. Epley, Jr., Robert L. Howard, John Paul Hammerschmidt, Vello A. Kuuskraa and Kenneth R. Mourton.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2003, the Board of Directors held eight meetings, two of which were telephonic. All incumbent directors attended 100% of the Board meetings and committee meetings on which he served. The Board has established four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Retirement Committee. During 2003, the Audit Committee held five meetings; the Compensation Committee held two meetings; and the Nominating and Governance Committee and the Retirement Committee each held four meetings.

Audit Committee – The Audit Committee is composed entirely of non-employee members of the Board whom satisfy the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities and Exchange Act of 1934 and are “independent” and “financially literate” as defined by New York Stock Exchange rules. In addition, the Board of Directors has determined that Mr. Kenneth R. Mourton, Audit Committee Chairman, a certified public accountant (inactive), is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee also includes Messrs. Robert L. Howard, and Vello A. Kuuskraa.

The Audit Committee is responsible to the Board for reviewing the accounting and auditing procedures and financial reporting practices of the Company and for recommending the appointment of, and overseeing all audit work conducted by, the independent public accountants. The Audit Committee is governed by a Charter that has been approved by the Board of Directors. The Audit Committee meets periodically with the Company’s management, internal auditor and independent public accountants to review the Company’s financial information and systems of internal controls and ensure such parties are properly discharging their responsibilities. The independent public accountants have direct access to the Audit Committee and periodically meet with the Audit Committee without management representatives present. The Audit Committee maintains an internal audit function that provides management and the Audit Committee with ongoing assessments of the Company’s risk management processes and system of internal control.

Compensation Committee – The Compensation Committee is composed entirely of non-employee members of the Board whom are “independent” as defined by New York Stock Exchange rules. The Compensation Committee is responsible for recommending to the Board of Directors officer compensation and discretionary awards under the various incentive plans. The Compensation Committee is governed by a Charter that has been approved by the Board of Directors. Messrs. Robert L. Howard, Compensation Committee Chairman, John Paul Hammerschmidt, and Kenneth R. Mourton presently serve on this committee.

Nominating and Governance Committee – The Nominating and Governance Committee is composed entirely of nonemployee members of the Board whom are “independent” as defined by New York Stock Exchange rules. The Nominating and Governance Committee considers candidates for nomination for Board positions, including qualified candidates recommended by shareholders, and oversees the Company’s corporate governance matters and practices. The Nominating and Governance Committee is governed by a Charter that has been approved by the Board of Directors. Messrs. Lewis E. Epley, Jr., Nominating and Governance Committee Chairman, Robert L. Howard and Kenneth R. Mourton presently serve on this committee.

Retirement Committee – The Retirement Committee is responsible for administering the Company’s pension and retirement plans and for recommending retirement policy to the Board of Directors. The Retirement Committee is governed by a Charter that has been approved by the Board of Directors. Messrs. Charles E. Scharlau, Retirement Committee Chairman, Lewis E. Epley, Jr., and John Paul Hammerschmidt presently serve on this committee.

Presiding Director

One of the Company’s non-management directors serves as the “Presiding Director” of executive sessions of the non-management directors of the Company. The Presiding Director is appointed by the non-management directors each year at the Annual Meeting of the Board of Directors. The Presiding Director acts as chair of all executive sessions and is responsible for coordinating the activities of the other non-management directors, including the establishment of the agenda for executive sessions of the non-management directors, as required by the Company’s Corporate Governance Guidelines and applicable listing standards. The Presiding Director also acts as the liaison director for any informal, confidential communications with the Chief Executive Officer outside of the normal Committee and Board procedures.

Identifying and Evaluating Nominees for Directors

The Board of Directors is responsible for selecting candidates for Board membership and for extending invitations to join the Board of Directors through the Nominating and Governance Committee. Candidates are selected for their character, judgment, business experience and specific areas of expertise, among other relevant considerations, such as the requirements of applicable law and listing standards. The Board of Directors recognizes the importance of soliciting new candidates for membership on the Board of Directors and that the needs of the Board of Directors, in terms of the relative experience and other qualifications of candidates, may change over time. Candidates for membership on the Board may be provided by any director or shareholder, and the Board may retain professional search firms.

The Nominating and Governance Committee is responsible for screening candidates (in consultation with the Chief Executive Officer), for establishing criteria for nominees and for recommending to the Board a slate of nominees for election to the Board of Directors at the Annual Meeting of Shareholders. After a concurrent review of all candidates by the Committee and the Chief Executive Officer, the Chairman of the Board interviews the potential candidates selected by the Committee and Chief Executive Officer, and reports his conclusions to the Committee, together with a recommendation of final candidates for interview by the members of the Committee. The Nominating and Governance Committee then interviews the final candidates and recommends to the full Board candidates for election based upon the results of the interview. Final approval of any candidate is made by the full Board of Directors.

Selection Criteria for Nominees for Directors

Each member of the Board brings a unique and valuable perspective to the governance of the Company. When these unique skill sets are combined in an environment of interaction and respect, they provide the overall skill set of the Board and provide a strong governance structure. The Company’s Corporate Governance Guidelines, which are available on the Company’s website under “Corporate Governance” at www.swn.com, set forth certain criteria that apply to director candidates. The Nominating and Governance Committee and the Board are guided in general by the following criteria:

•	Each director should be chosen without regard to sex, race, religion or national origin;

•	Each director should be an individual of the highest character and integrity and have the ability to work well with others;

•	Each director should have an inquiring mind, vision and good judgment;

•	Each director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	Each director should possess substantial and significant business experience in specific areas of expertise that would be important to the Company in the performance of the duties of a director;

•	Each director’s skill set should be complementary to the background and experience of other Board members;

•	Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

•	Each director should have the capacity and desire to represent the balanced, best interests of all shareholders and objectively appraise management performance.

The Nominating and Governance Committee evaluates the qualifications of each director candidate against the foregoing criteria in connection with its recommendation to the Board concerning his or her nomination for election or re-election as a director. The Nominating and Governance Committee, with direct input and advice from the Chief Executive Officer, is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and periodically reviews and updates the criteria as deemed necessary.

Each director’s continuation on the Board is reviewed at the expiration of his or her term and before that director is reconsidered for election. In connection with its annual recommendation of a slate of nominees, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews and assesses the contributions of those directors selected for re-election. At the conclusion of this process, the Chairman of the Nominating and Governance Committee reports the Committee’s conclusions to the full Board.

Shareholder Nominations

The Company’s by-laws permit shareholders to nominate directors for consideration at an annual meeting of shareholders. Such nominations must be made pursuant to timely notice in writing to the Secretary of the Company, Mark K. Boling, Southwestern Energy Company, 2350 N. Sam Houston Parkway East, Suite 300, Houston, Texas 77032. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 50 nor more than 75 days prior to the meeting date; provided, however, that in the event that less than 65 days’ notice of the meeting date is given to shareholders, notice by the shareholder must be received no later than the close of business on the 15th day following the day on which notice of the meeting date was mailed. The written notice must set forth (a) as to each nominee whom the shareholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the nominee and (iv) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the Company that are beneficially owned by the shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder nominations for directors as described above under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations the Nominating and Governance Committee seeks to address the criteria set forth above under “Selection Criteria for Nominees for Directors.”

Communications to Non-Management Directors

The Board provides a process for shareholders to send communications to the non-management directors, the presiding director, or any of the other directors, including the entire Board. Shareholders may send written communications to the non-management directors, the presiding director or any of the other directors to the Secretary of the Company, Mark K. Boling, Southwestern Energy Company, 2350 N. Sam Houston Parkway East, Suite 300, Houston, Texas 77032. All communications will be compiled by the Secretary of the Company and submitted to the applicable director or directors on a periodic basis.

Attendance at Annual Meeting

It is the Company’s policy that the directors who are up for election at the Annual Meeting attend the Annual Meeting. All of the nominees for directors up for election at the 2003 Annual Meeting of Shareholders attended the 2003 Annual Meeting of Shareholders.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2003. The Committee also has discussed with independent public accountants for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended. The Committee has received and reviewed the written disclosures and the letter from the independent public accountants for the Company required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, and has discussed with the independent public accountants that firm’s independence from management and the Company, including consideration of non-audit fees on that firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the year-end audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

KENNETH R. MOURTON, CHAIRMAN

ROBERT L. HOWARD

VELLO A. KUUSKRAA

Members of the Audit Committee

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP (“PwC”) has been selected by the Audit Committee to serve as the Company’s independent public accountants for 2004. PwC has been the independent public accounting firm of the Company since its selection, upon recommendation of the Audit Committee, on June 20, 2002. Prior to the selection of PwC, Arthur Andersen LLP (“Andersen”) served as the Company’s independent public accountants.

The Company engaged PwC to re-audit the prior three fiscal years for the period ended December 31, 2001. PwC issued unqualified reports on the Company’s consolidated financial statements for each of the re-audit years ended December 31, 1999, 2000 and 2001, and for each of the fiscal years ended December 31, 2002 and 2003.

The audit reports of Andersen on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2001, and from January 1, 2002 through June 20, 2002, (i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements and (ii) there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2001, and from January 1, 2002 through June 20, 2002, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

The following table presents aggregate fees for professional audit services rendered by PwC for the audit of the Company’s annual financial statements for each of the years ended December 31, 2003 and 2002, and fees billed for other services rendered by PwC during those periods (certain amounts for 2002 have been reclassified to conform to the 2003 presentation):

	2003	2002
Audit Fees (1)	$222,680	$392,985
Audit Related Fees (2)	88,325	-
Tax Fees (3)	26,411	19,500
All Other Fees (4)	2,650	1,400

Total	$340,066	$413,885

(1)	The Audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, reviews of the quarterly financial statements, services related to the issuance of comfort letters, consents, and assistance with review of documents filed with the SEC. In addition, 2002 fees included the re-audit of the Company’s consolidated financial statements for the three prior years ended December 31, 2001.

(2)	The Audit Related fees for the year ended December 31, 2003, were for assurance and related services for employee benefit plan audits, consultations concerning financial accounting and reporting standards and advisory services related to compliance with section 404 of the Sarbanes-Oxley Act.

(3)	Tax fees for the years ended December 31, 2003 and 2002, respectively, were for services related to the review of federal and state tax returns. Tax fees for 2003 also included $6,161 of tax research and consultation.

(4)	All other fees for the years ended December 31, 2003 and 2002, were for billings related to the use of a licensed accounting research product and an industry compensation survey.

In addition, all other fees billed by Arthur Andersen for services rendered to the Company for 2002 were $81,396, which included audit-related fees of $42,796 and other non-audit fees of $38,600.

The Audit Committee pre-approves all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, as required by applicable law or listing standards and subject to the terms of the audit and non-audit services pre-approval policy adopted by the Audit Committee (the “Pre-Approval Policy”). A copy of the Company’s Pre-Approval Policy is attached hereto as Appendix B. The Committee may delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of any such member to grant pre-approvals are consistent with the terms of the Pre-Approval Policy and are presented to the full Committee at its next scheduled meeting.

The Committee receives periodic reports from the independent auditors as required by the Independence Standards Board (or any successor body) regarding the auditors’ independence, which is not less frequently than annually. The Committee discusses such reports with the auditors, and if so determined by the Committee, takes appropriate action to satisfy itself of the independence of the auditors. The Committee reviews the performance of the Company’s independent auditors annually. In doing so, the Committee consults with management and the internal auditor and obtains and reviews a report by the independent auditors describing (i) their internal quality-control procedures, (ii) material issues raised by their most recent internal quality-control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities for the preceding five years, (iii) the response of the independent auditors with respect to any such issues, and (iv) all relationships between the independent auditors and the Company. The Committee ensures rotation of the audit partners as required by applicable law and listing standards.

The Audit Committee approved all non-audit services for 2003. The Audit Committee also considered whether the provisions of the services by PwC described above under “All Other Fees” are compatible with maintaining the independence of PwC.

Representatives of PwC will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement to shareholders if they so desire. The representatives will also be available to respond to questions from shareholders. There have been no disagreements with the independent public accountants on accounting and financial disclosure.

SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES

The following table sets forth information as of March 16, 2004, with respect to the beneficial ownership of the Company’s common stock by each director, nominee and executive officer named in the Summary Compensation Table, and by all directors, nominees and executive officers as a group.

Name of Beneficial Owner	Number of Shares of Common Stock (Sole Voting and Investment Power Except as Noted)(1)		Percent of Class
Executive Officers:
Harold M. Korell	927,869		2.54%
Greg D. Kerley	454,965		1.26%
Richard F. Lane	278,810		*
Mark K. Boling	89,880		*
Charles V. Stevens	83,740		*
Directors and Nominees:
Lewis E. Epley, Jr.	69,183		*
John Paul Hammerschmidt	104,000		*
Robert L. Howard	94,000		*
Vello A. Kuuskraa	8,000		*
Kenneth R. Mourton	93,000		*
Charles E. Scharlau	332,124		*

All directors, nominees and executive officers as a group (14 persons)	2,635,244	(2)	7.03%

*	Less than one percent.

(1)

Of the number of shares reported as beneficially owned, the named individuals had the right to acquire within 60 days of March 16, 2004, through the exercise of stock options, beneficial ownership of the following number of shares: Mr. Korell, 521,242; Mr. Kerley, 232,418; Mr. Lane, 122,167; Mr. Boling,

27,777; Mr. Stevens, 60,394; Mr. Epley, Jr., 36,000; Mr. Hammerschmidt, 84,000; 72,000 each for Messrs. Howard and Mourton; Mr. Kuuskraa, 0; and Mr. Scharlau, 213,000. Also included in the number of shares reported as beneficially owned are the following restricted shares with respect to which the named individuals have voting power but not investment power: Mr. Korell, 84,815; Mr. Kerley, 45,278; Mr. Lane, 45,480; Mr. Boling, 14,865; and Mr. Stevens, 3,273. The named individuals acquire investment power for these shares immediately upon a “change in control.”

(2)	Of this number, all directors and executive officers as a group had the right to acquire beneficial ownership of 1,487,555 shares through the exercise of stock options within 60 days.

CERTAIN TRANSACTIONS

During 2003, the Company and related entities, for certain legal services, paid $49,081 to the law firm of Conner & Winters, PLLC of Fayetteville, Arkansas, of which Charles E. Scharlau is of counsel. Greg Scharlau, Mr. Scharlau’s son, is a partner in Conner & Winters, PLLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following persons were known by the Company to beneficially own more than 5% of the Company’s common stock as of December 31, 2003, based on their filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Of Class
Common Stock	FMR Corporation 82 Devonshire Street Boston, MA 02109-3605	2,032,367	(1)	5.7%

(1)	FMR Corporation is the parent holding company of Fidelity Management & Research Company, an investment advisor registered under the Investment Advisors Act of 1940. FMR holds sole power to vote or to direct the vote for 1,210,867 shares and sole power to dispose or to direct the disposition of 2,032,367 shares.

COMPENSATION COMMITTEE REPORT

Compensation Philosophy

In determining the compensation of the Chief Executive Officer (the “CEO”) and the other executive officers of the Company and its subsidiaries, the Compensation Committee makes recommendations to the Board of Directors, and final compensation decisions are made by the full Board. The Compensation Committee believes that compensation should:

-	relate to the value created for shareholders by being directly tied to the financial performance and condition of the Company and the particular executive officer’s contribution thereto;

-	reward individuals who help the Company achieve its short-term and long-term objectives and thereby contribute significantly to the success of the Company;

-	help to attract and retain the most qualified individuals in the natural gas and oil and gas producing industries by being competitive with compensation paid to persons having similar responsibilities and duties in other companies in the same and closely related industries; and

-	reflect the qualifications, skills, experience, and responsibilities of the particular executive officer.

In determining executive compensation, the Company uses peer group comparisons for each of the three components of compensation described below (i.e., base salary, annual incentive compensation and long-term incentives). The industry group indices shown in the performance chart reported in this Proxy Statement include a number of the companies that are used for compensation analysis. Executive compensation paid by the Company during 2003 generally corresponded to the 50th to 75th percentile of compensation paid by comparable companies. The Compensation Committee also takes into account the Company’s financial and operating performance as compared with the industry mean and the individual performance of the Company’s executives as compared to the Compensation Committee’s expectations of performance for top-level executives in general. The Compensation Committee also seeks the advice of outside compensation consultants on its compensation policies and receives evaluations from the appropriate level of management concerning the performance of executives within their range of reporting responsibilities.

Changes made to the Internal Revenue Code in 1993 could potentially limit the ability of the Company to deduct, for federal income tax purposes, certain compensation in excess of $1,000,000 per year paid to individuals named in the summary compensation table. The Company believes that some of the compensation paid to the CEO exceeded the $1,000,000 limit during 2003. The Company periodically reviews ways to maximize the deductibility of compensation payments without compromising the Company’s or the Compensation Committee’s flexibility in designing effective compensation plans that can meet the Company’s objectives and respond quickly to marketplace needs. Although the Compensation Committee will from time to time review the advisability of making changes in compensation plans to reflect changes in government-mandated policies, it will not do so unless it feels that such changes are in the best interest of the Company and its shareholders.

Components of Compensation

Base Salary.    In establishing the base salaries of the CEO and the other executive officers, the Compensation Committee examines competitive peer group surveys and data in order to determine whether the total compensation package is competitive with compensation offered by other companies in the natural gas and oil and gas producing industries which are similar in terms of the complexity of their operations and which offer the most direct competition for competent executives. In addition, the Compensation Committee considers the particular executive’s performance, responsibilities, qualifications, experience and the diverse skills required to profitably grow its operations while maintaining satisfactory performance in the regulated gas distribution segment.

The Compensation Committee recognizes that changes in base salary affect other elements of compensation including: (i) awards under the Company’s Incentive Compensation Plan, (ii) pension benefits, (iii) Company matching portions of 401(k) and Nonqualified Plan contributions, and (iv) life insurance and disability benefits. As such, adjustments to base salary are only made after consideration of the impact to the executive’s entire package.

Annual Incentive Compensation.    The Company maintains an Incentive Compensation Plan (the “Incentive Plan”) applicable to executives with responsibility for the Company’s major business segments. The Incentive Plan is designed to help the Company attract and retain qualified employees, to further link the financial interest and objectives of employees with those of the Company and to foster accountability and teamwork throughout the Company. As such, the Incentive Plan is designed to encourage and reward the achievement of (1) cash flow targets, (2) a defined reserve replacement ratio, (3) targeted present value added for each dollar of capital invested, (4) a favorable return on equity as compared to the Company’s peer group, (5) goals for production, expenses, reserve additions and present value added for each dollar of capital invested in the exploration and production group, (6) an adequate financial return in its utility segment while maximizing utility throughput, and (7) gas marketing margins. These criteria are deemed by the Compensation Committee to be critical to increasing shareholder value, and the applicability of each of these criteria in determining awards to any particular executive depends on the responsibilities of that executive.

Each participant in the Incentive Plan is assigned target, minimum, and maximum total award levels expressed as a percentage of their base salary. A portion of each award under the Incentive Plan for the CEO and executive officers is an organizational performance award based upon the achievement of the individual corporate financial objectives specified for the executive. If the actual level achieved for a specified corporate performance measure is not at least equal to the predetermined minimum level, then the proportionate award represented by the performance measure will not be paid. An additional portion is discretionary based on a subjective evaluation of the executive’s individual performance by the Compensation Committee. Awards under the Incentive Plan are payable in cash, restricted common stock of the Company, or a combination of cash and restricted common stock.

In 2003, the organizational performance awards which could be paid based on attainment of the corporate performance measures specified for each of the executives ranged from 18.75% to 60% of base salary at target, 9.4% to 30% of base salary at minimum, and 30% to 105% of base salary at maximum. When the organizational performance award is added to the discretionary awards, which are based upon the executive’s individual performance, the combined award could achieve a total bonus ranging from 31.25% to 100% of base salary at target.

For 2003, awards under the Incentive Plan for the CEO and certain of the named executive officers were set to be determined by the following performance thresholds as compared to predetermined criteria established by the Compensation Committee: (1) cash flow per share, (2) reserve replacement ratio, (3) PVI (which we define as the expected present value added discounted at 10% for each dollar invested), and (4) return on equity. Because these factors were weighted approximately equal, a proportionate award is earned for each identified factor where performance reaches the pre-established levels. In 2003, the cash flow per share and reserve replacement levels were surpassed, while PVI and return on equity performance levels were slightly less than target. The Compensation Committee based the discretionary awards for these executives on a subjective evaluation of the executive’s performance.

Long-Term Incentives.    The long-term incentives for the Company are comprised of two plans – a stock incentive plan, the Company’s 2000 Stock Incentive Plan (the “Stock Plan”) and a goal driven plan, the Southwestern Energy Company 2002 Performance Unit Plan (the “Performance Plan”).

The CEO and other executive officers are eligible to participate in the Stock Plan. The Stock Plan is designed to attract and retain key employees by enabling them to acquire a proprietary interest in the Company and by tying rewards to shareholder interests. The Stock Plan provides for the granting of restricted stock, phantom stock, or options to purchase common stock of the Company and stock appreciation rights in such amounts as determined by the Compensation Committee on a discretionary basis. Grants relating to 2003 performance were made at a price equal to the “Fair Market Value” (as defined in the Stock Plan) of the Company’s common stock on the date of the grant. The Stock Plan allows for the granting of cash bonuses in connection with awards of restricted stock and stock bonuses when a participant is required to recognize income for federal or state income tax purposes with respect to such awards. The number of shares of the $.10 par value common stock of the Company which may be issued under the Stock Plan cannot exceed 1,250,000, subject to adjustment in the event of any change in the outstanding common stock of the Company by reason of any stock split, stock dividend, recapitalization, reclassification, merger, consolidation, combination, or exchange of shares, or any other similar event. Upon approval of shareholders, the 2004 Stock Incentive Plan will replace the Stock Plan as described under “Approval of the Company’s 2004 Stock Incentive Plan.”

In December 2002, the Board of Directors approved the Southwestern Energy Company 2002 Performance Unit Plan. The Performance Plan is designed to complement annual awards of stock options and restricted stock in order to assist in the management of shareholder dilution, while enhancing the long-term value of the Company. Performance units are long-term cash incentives with a value based on a predetermined set of performance measures.

In 2003, there were 2,982 performance units awarded with a target value of $1,000 per unit to vest ratably over a period of three years from the date of the grant. Actual payout is determined by the attainment of certain threshold, target, and maximum performance objectives, which pay 50% of target, 100% of target and 200% of target, respectively, at the end of the three-year period. Performance objectives are calculated weighing three-year total shareholder return versus a peer group and a performance measure known as a Reserve Replacement Efficiency ratio (pre-tax operating cash flow divided by finding and development costs) versus both a peer group and a predetermined target level.

In determining the awards granted to key employees under the long-term incentive plans, the Compensation Committee considers a number of factors in addition to considering the goals of attracting and retaining such employees and tying their rewards to shareholder interests. The number of awards in fiscal 2003 were based upon an analysis of the value of long-term incentive plan awards made by the Company’s competitive peer group. The Compensation Committee also evaluated the performance of the Company, the performance and responsibility of the particular employee, and the desirability of providing a particular employee with an adequate incentive to stay with the Company.

Mr. Korell’s base salary was $454,000 for 2003, and has remained at $454,000 for 2004. Mr. Korell has a targeted annual bonus award of 100% of base salary, with minimum and maximum awards of 30% and 140%, respectively, depending upon the achievement of corporate performance measures. Of these awards, a portion is an organizational performance award based upon the achievement of the corporate financial objectives as described under the subheading, “Annual Incentive Compensation” above, and a portion is discretionary based on a subjective evaluation of Mr. Korell’s performance by the Compensation Committee and the Board of Directors and may be influenced by the performance of individual business segments. The Company’s attainment of the performance measures in 2003, plus the discretionary component, resulted in Mr. Korell being awarded a bonus of $570,000, or 126% of his base salary.

In addition to the factors described above, in determining the salary and other forms of compensation for Mr. Korell, the Compensation Committee took into consideration Mr. Korell’s substantial experience and standing in the industry.

ROBERT L. HOWARD, CHAIRMAN

JOHN PAUL HAMMERSCHMIDT

KENNETH R. MOURTON

Members of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The members of the Compensation Committee during 2003 are named above under the caption “Compensation Committee Report,” each of whom is a non-employee director. During 2003, there was no interlocking relationship between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

EXECUTIVE COMPENSATION

The following table contains information with respect to executive compensation paid or set aside by the Company for services in all capacities of the CEO and the next four most highly paid executive officers of the Company and its subsidiaries during the years indicated below.

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation				Awards		Payouts
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (2)		Restricted Stock Awards ($)(3)	Securities Underlying Options/ SARs (#)(4)	LTIP Payouts ($)	All Other Compensation ($)
Harold M. Korell President, Chief Executive Officer and Chairman of the Board	2003 2002 2001	454,000 433,000 433,000	570,000 520,000 536,000	286,137 300,602 417,107	(5)	486,009 438,918 638,168	61,180 95,000 33,750	- - -	17,331 16,009 18,879	(6)

Greg D. Kerley Executive Vice President and Chief Financial Officer	2003 2002 2001	285,000 272,000 272,000	245,000 232,000 239,000	152,397 159,656 233,645	(7)	252,834 227,939 354,752	31,820 49,330 18,750	- 826	10,880 10,056 95,611	(8)

Richard F. Lane Executive Vice President, Southwestern Energy Production Company and SEECO, Inc. (1)	2003 2002 2001	273,000 260,000 225,584	219,000 200,000 200,000	152,397 161,724 231,162	(9)	252,834 231,034 354,752	31,820 50,000 18,750	- - -	10,421 9,613 8,189	(10)

Mark K. Boling Executive Vice President and General Counsel	2003 2002 2001	241,000 230,000 -	200,000 160,000 -	75,766 117,095 -	(11)	119,230 175,439 -	15,000 53,330 -	- - -	9,200 7,470 -	(12)

Charles V. Stevens Senior Vice President, Arkansas Western Gas Company (1)	2003 2002 2001	144,000 140,000 136,000	20,000 25,000 25,000	17,676 19,101 21,496	(13)	17,969 18,680 23,136	2,270 4,030 1,200	- - -	5,500 5,171 4,952	(14)

(1)	Southwestern Energy Production Company, SEECO, Inc., and Arkansas Western Gas Company are wholly-owned subsidiaries of the Company.

(2)	Does not include the value of perquisites or other personal benefits (if any), the aggregate amount of which is less than (i) $50,000 or (ii) 10% of the total amount of annual salary and bonus for any named executive officer.

(3)	The restricted stock awards issued in 2003 vest ratably over four years. The value of all nonvested restricted shares held by Messrs. Korell, Kerley, Lane, Boling, and Stevens, at December 31, 2003, was $2,027,079; $1,082,144; $1,086,972; $407,041; and $78,225, respectively. The Company does not currently pay dividends on its common stock.

(4)	Consists solely of options to acquire shares of the Company’s common stock.

(5)	Includes $278,757 as a bonus for the payment of income taxes related to the restricted stock grants made during 2003.

(6)	Includes $13,594 as the Company matching portion of 401(k) and Nonqualified Plan contributions and $3,737 as the cost of life insurance.

(7)	Includes $145,017 as a bonus for the payment of income taxes related to the restricted stock grants made during 2003.

(8)	Includes $8,534 as the Company matching portion of 401(k) and Nonqualified Plan contributions, and $2,346 as the cost of life insurance.

(9)	Includes $145,017 as a bonus for the payment of income taxes related to the restricted stock grants made during 2003.

(10)	Includes $8,174 as the Company matching portion of 401(k) Plan contributions and $2,247 as the cost of life insurance.

(11)	Includes $68,386 as a bonus for the payment of income taxes related to the restricted stock grants made during 2003.

(12)	Includes $7,216 as the Company matching portion of 401(k) and Nonqualified Plan contributions and $1,984 as the cost of life insurance.

(13)	Includes $11,556 as a bonus for the payment of income taxes related to the restricted stock grants made during 2003.

(14)	Includes $4,315 as the Company matching portion of 401(k) contributions and $1,185 as the cost of life insurance.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Number of Securities Underlying Options/ SARs Granted (1)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh) (2)	Expiration Date	0% ($)	5% ($)	10% ($)
Harold M. Korell	61,180	27.6%	21.14	12/10/13	-	813,378	2,061,259

Greg D. Kerley	31,820	14.3%	21.14	12/10/13	-	423,042	1,072,071

Richard F. Lane	31,820	14.3%	21.14	12/10/13	-	423,042	1,072,071

Mark K. Boling	15,000	6.8%	21.14	12/10/13	-	199,423	505,376

Charles V. Stevens	2,270	1.0%	21.14	12/10/13	-	30,179	76,480

(1)	Consists solely of options to acquire shares of the Company’s common stock. All options vest and become exercisable ratably over three years beginning one year from the date of grant or immediately upon a “change in control.” All options expire after ten years from the date of grant but may expire earlier upon termination of employment.

(2)	The exercise price reflects the Fair Market Value of the Company’s common stock on the date of grant.

(3)	Potential realizable values are reported net of the option exercise price, but before taxes associated with exercise. The dollar amounts shown are the result of calculations using 0%, 5% and 10% rates of appreciation from the exercise price on the date of grant until immediately prior to the expiration date as specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company’s stock price. The assumed annual appreciation of 5% and 10% on the options granted at $21.14 would result in the price of the Company’s stock increasing to $34.43 and $54.83, respectively. Realization by optionees of the amounts shown is dependent on future increases in the price of the Company’s common stock and the continued employment of the optionee with the Company. The options have no value if the Company’s common stock does not appreciate, as shown in the 0% column.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FY-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)	(e)
	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($) (3)
Name			Exercisable (2)	Unexercisable (2)	Exercisable (2)	Unexercisable (2)

Harold M. Korell	24,000	180,000	521,242	135,763	8,597,134	1,236,616

Greg D. Kerley	3,247	244	282,418	70,956	4,432,147	648,491

Richard F. Lane	-	-	122,167	71,403	1,994,044	654,445

Mark K. Boling	-	-	17,777	50,553	247,390	549,366

Charles V. Stevens	8,247	48,960	60,394	5,356	817,387	50,096

(1)	Reflects the difference between the market value of the shares at the exercise date and the option exercise price.

(2)	Options generally vest and become exercisable ratably over three years beginning one year from the date of grant or immediately upon a “change in control” as defined under “Agreements Concerning Employment and Changes in Control.” All options granted prior to 1994 that have not been exercised have expired. All options granted from 1994 through 2003 expire after ten years from the date of grant but may expire earlier upon termination of employment.

(3)	Values are calculated based on the difference between the exercise price of the options and the closing price on the New York Stock Exchange of the Company’s common stock on December 31, 2003 ($23.90/share).

LONG-TERM INCENTIVE PLANS – AWARDS IN LAST FISCAL YEAR

			Estimated Future Payouts under Non-Stock Price-Based Plans (3)
(a)	(b)	(c)	(d)	(e)	(f)
Name	Number of Shares, Units or Other Rights (#) (1)	Performance or Other Period Until Maturation or Payout (2)	Threshold ($)	Target ($)	Maximum ($)
Harold M. Korell	673	12/31/06	336,500	673,000	1,346,000

Greg D. Kerley	350	12/31/06	175,000	350,000	700,000

Richard F. Lane	350	12/31/06	175,000	350,000	700,000

Mark K. Boling	165	12/31/06	82,500	165,000	330,000

Charles V. Stevens	25	12/31/06	12,500	25,000	50,000

(1)	All performance units have a target value of $1,000 with the actual value determined by the final performance levels achieved for the award performance period of three years.

(2)	Performance units vest 1/3 per year beginning on the first anniversary of the date of the grant. Payout occurs at the end of the three-year period upon achievement of performance criteria.

(3)	Actual payout is determined by the attainment of certain threshold, target and maximum performance objectives, which pay 50% of target, 100% of target and 200% of target, respectively. If minimum threshold levels are not achieved, then no awards will be given.

AGREEMENTS CONCERNING EMPLOYMENT AND CHANGES IN CONTROL

Effective February 17, 1999, the Company entered into amended Severance Agreements with Messrs. Korell and Kerley that replaced substantially similar severance agreements which were previously in place. The Company entered into Severance Agreements with Messrs. Lane, Boling, and Stevens on January 15, 2001; January 1, 2002; and February 17, 1999; respectively. The Severance Agreements provide that if within three years after a “change in control” of the Company, the officer’s employment is terminated by the Company without cause, Messrs. Korell, Kerley, Lane and Boling are entitled to a payment equal to the product of 2.99 and the officer’s “base amount,” while Mr. Stevens is entitled to a payment equal to the product of 2.0 and his “base amount.” “Base amount” is defined as base salary as of the executive’s termination date plus the maximum bonus opportunity available to the executive under the Incentive Compensation Plan. In addition, the officer will be entitled to continued participation in certain insurance plans and fringe benefits from the date of the termination of employment until the earliest of (a) the expiration of three years, (b) death, or (c) the date he is afforded a comparable benefit at comparable cost by a subsequent employer.

The named executives are also entitled to the severance benefits described above if within three years after a “change in control” they voluntarily terminate employment with the Company for “good reason.”

For purposes of the severance agreements, a “change in control” includes (i) the acquisition by any person (other than, in certain cases, an employee of the Company) of 15% or more of the Company’s voting securities, (ii) approval by the Company’s shareholders of an agreement to merge or consolidate the Company with another corporation (other than certain corporations controlled by or under common control with the Company), (iii) certain changes in the composition of the Board of Directors of the Company, (iv) any change in control which would be required to be reported to the shareholders of the Company in a proxy statement and (v) a determination by a majority of the Board of Directors that there has been a “change in control” or that there will be a “change in control” upon the occurrence of certain specified events and such events occur. “Good reason” includes (i) a reduction in the employee’s employment status or responsibilities, (ii) a reduction in the employee’s base salary, (iii) a change in the employee’s principal work location, and (iv) certain adverse changes in the Company’s incentive or other benefit plans.

The Company’s various long-term incentive plans and option agreements issued upon employment provide that all outstanding stock options and all limited, tandem, and stand-alone stock appreciation rights become exercisable immediately upon a “change in control.” The plans and other option agreements also provide that all performance units and shares of restricted and phantom stock which have not previously vested or been cancelled or forfeited shall vest immediately upon a “change in control.” For purposes of the plans, a “change in control” has the same meaning contained in the Company’s Severance Agreements as defined above.

The Company’s Incentive Compensation Plan provides that all restrictions on shares of restricted stock granted pursuant to the Incentive Plan shall lapse upon a “change in control,” as defined in the Company’s Severance Agreements. This plan also provides that upon a participant’s termination of employment under certain conditions on or after a “change in control” all determined but unpaid Incentive Awards shall be paid immediately, and any undetermined awards shall be determined and paid based on projected performance factors calculated in accordance with the plan.

PENSION PLANS

Prior to January 1, 1998, the Company maintained a traditional defined benefit plan (the “Pension Plan”) with benefits payable based upon average final compensation and years of service. Effective January 1, 1998, the Company amended its Pension Plan to become a “cash balance” plan on a prospective basis for its non-bargaining employees. A cash balance plan provides benefits based upon a fixed percentage of an employee’s annual compensation.

Employees who were participants in the Pension Plan as of January 1, 1998 are entitled to annual benefits payable upon retirement based upon current remuneration and years of service through December 31, 1997 as follows:

	Years of Service Through December 31, 1997
Remuneration	5	10	20	30
$120,000	$9,000	$18,000	$36,000	$54,000
150,000	11,250	22,500	45,000	67,500
180,000	13,500	27,000	54,000	81,000
210,000	15,750	31,500	63,000	94,500
240,000	18,000	36,000	72,000	108,000
270,000	20,250	40,500	81,000	121,500
300,000	22,500	45,000	90,000	135,000
330,000	24,750	49,500	99,000	148,500
360,000	27,000	54,000	108,000	162,000
390,000	29,250	58,500	117,000	175,500
420,000	31,500	63,000	126,000	189,000
450,000	33,750	67,500	135,000	202,500
480,000	36,000	72,000	144,000	216,000

Name	Years of Credited Service Through 12/31/97	Current Remuneration Covered Under the Plans (1)
Harold M. Korell	1	$454,000
Greg D. Kerley	8	285,000
Richard F. Lane	-	273,000
Mark K. Boling	-	241,000
Charles V. Stevens	26	144,000

(1)	The Internal Revenue Code (the “Code”) limits both the amount of compensation that may be used for purposes of calculating a participant’s Pension Plan benefit and the maximum annual benefit payable to a participant under the Pension Plan. For the 2003 plan year, (i) a participant’s compensation in excess of $200,000 is disregarded for purposes of determining average compensation and (ii) the maximum annual Pension Plan benefit permitted under the Code is $160,000. The numbers presented in the table disregard these limitations because the Company’s Supplemental Retirement Plan (“SERP”), discussed below, provides participants with a supplemental retirement benefit to compensate them for the limitation on benefits imposed by the Code.

The Company’s Pension Plan provides for defined benefits to eligible officers and employees in the event of retirement at a specified age based on number of years of service through December 31, 1997 and average monthly compensation during the five years of highest pay in the last ten years before terminating.

Under the cash balance provisions of the Pension Plan, which became effective January 1, 1998, each participant has a hypothetical account, for recordkeeping purposes only, to which credits are allocated annually based upon a percentage of the participant’s remuneration. The applicable percentage is equal to 6% plus an additional percentage for participants in the Pension Plan as of January 1, 1998. The additional percentage is based upon a participant’s age, and is designed to approximate any lost benefits due to the change to a cash balance plan. The additional percentage is equal to 6.3% for Mr. Korell, 3.7% for Mr. Kerley, and 4.3% for Mr. Stevens.

All balances in the cash balance account also earn a fixed rate of interest that is credited annually. The interest rate for a particular year is the annual rate of interest of the 30-year treasury securities for November of the prior year with a minimum of 6%. Interest is credited as long as the participant’s balance remains in the Pension Plan.

At retirement or termination of employment, the vested amount credited to a participant is payable to the participant in the form of a lump sum or in lifetime monthly payments. The estimated annual benefit payable upon retirement related to the cash balance provisions of the Pension Plan and SERP at December 31, 2003, is $78,760 for Mr. Korell, $110,110 for Mr. Kerley, $65,904 for Mr. Lane, $48,781 for Mr. Boling, and $34,905 for Mr. Stevens. These projections are based on the following assumptions; (1) participant remains employed until age 65; (2) the 2003 remuneration remains constant; and (3) interest credit of 6.00% for all years.

On May 31, 1989, the Company adopted a Supplemental Retirement Plan which provides benefits equal to the amount which would be payable under the Pension Plan in the absence of certain limitations of the Code, less the amount actually paid under the Pension Plan. In the event of a “change in control” as defined under “Agreements Concerning Employment and Changes in Control,” the benefits of a participant then employed by the Company would be determined as if the participant had credit for three additional years of service.

The remuneration covered by the Pension Plan includes wages and salaries but excludes incentive awards, bonuses, and fees. The benefit amounts listed above are not subject to any deductions for Social Security benefits or other offset amounts.

EQUITY COMPENSATION PLANS

The following table sets forth certain information as of December 31, 2003, concerning outstanding stock options under all of the Company’s equity compensation plans, the weighted average exercise price of the outstanding options and the number of shares available for future issuance under the plans.

	(a)	(b)	(c)
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available For Future Issuance
Equity compensation plans approved by shareholders (1)	2,134,202	$11.12	102,855

Equity compensation plans not approved by shareholders (2)	392,708	9.43	54,112

Total	2,526,910	$10.86	156,967

(1)	Consists of the Southwestern Energy Company 1993 Stock Incentive Plan, the Southwestern Energy Company 1993 Stock Incentive Plan for Outside Directors, and the Southwestern Energy Company 2000 Stock Incentive Plan.

(2)	Consists of the Southwestern Energy Company 2002 Employee Stock Incentive Plan (the “2002 Employee Plan”) and equity compensation that was issued to non-executive officers and new employees upon hiring. Grants generally mirrored the 1993 Stock Incentive Plan or the 2000 Stock Incentive Plan, but were issued separate and apart from these plans. A total of 300,000 shares of Common Stock has been reserved for issuance under the 2002 Employee Plan, of which 54,112 were available for future awards as of December 31, 2003. Under the 2002 Employee Plan, only key employees who are neither directors nor executive officers of the Company subject to Section 16 of the Securities Exchange Act of 1934 are eligible to receive awards. The 2002 Employee Plan was approved by the Board of Directors and is administered by the Compensation Committee.

STOCK PERFORMANCE GRAPH

The following graph compares for the last five years, the performance of the Company’s common stock to the S&P Smallcap 600 Index and the Dow Jones Oil—Secondary Index. The Chart assumes that the value of the investment in the Company’s common stock and each index was $100 at December 31, 1998, and that all dividends were reinvested.

	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
Southwestern Energy Company	$100	$90	$145	$146	$160	$334
S&P Smallcap 600 Index	$100	$112	$126	$134	$114	$159
Dow Jones Oil – Secondary Index	$100	$115	$184	$169	$173	$227

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s common stock, to report their initial ownership of the common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange, and to furnish the Company with a copy of each such report.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, its directors, executive officers and more than ten percent stockholders complied with all applicable Section 16(a) filing requirements.

PROPOSAL NO. 2

APPROVAL OF THE COMPANY’S 2004 STOCK INCENTIVE PLAN

On February 17, 2004, the Board of Directors adopted the Southwestern Energy Company 2004 Stock Incentive Plan (the “Plan”), subject to the approval of shareholders. This Plan is intended to promote the interests of the Company and its shareholders by providing the employees of Southwestern Energy Company, who are largely responsible for the management, growth and protection of the business of the Company, and non-employee directors of Southwestern Energy Company with incentives and rewards to encourage them to continue in the service of the Company. The Board of Directors believes the Plan will give the Company the ability to award amounts and types of equity-based incentive compensation in an efficient manner in a variety of circumstances and situations which may arise.

Upon shareholder approval, the Plan will replace Southwestern Energy Company’s 2000 Stock Incentive Plan and Southwestern Energy Company’s 2002 Employee Stock Incentive Plan (the “prior plans”). The Company shall not have the right to grant new Incentive Awards in substitution for or upon cancellation of outstanding Incentive Awards previously granted to Participants under the Plan or any of the Company’s prior plans. Under the Plan and the prior plans, shares of Restricted Stock that do not vest and are forfeited back to the Company shall not be counted as used for purposes of determining the maximum number of shares available for issuance under the Plan. If any portion of an option or a stock appreciation right (“SAR”) exercise price or related taxes is satisfied by tendering shares of Common Stock to the Company, to the extent permitted under the requirements of Code Section 422, only the shares issued, net of the shares tendered or withheld, if any, will be used for purposes of determining the maximum number of shares available for grant under the Plan.

The Plan appears as Appendix A to this Proxy Statement. The following description of the Plan is subject, in all respects, to the actual terms of the Plan.

The Plan will make available to the Board of Directors a sufficient number of shares of Common Stock to (a) provide additional equity-based incentives to those key employees participating in the prior plans, (b) provide a larger number of key employees with incentive compensation commensurate with their positions and responsibilities, and (c) provide the Company’s non-employee directors with an equity interest and appropriate incentives and rewards to encourage them to take a long-term outlook when formulating Company policy. The maximum number of shares of Common Stock of the Company that may be issued under the Plan is 2,100,000. Shares issued under the Plan may be authorized but unissued shares of Common Stock or treasury shares. The closing price per share of Company’s Common Stock on the New York Stock Exchange as of March 16, 2004 was $22.91.

The Plan provides for the grant of (i) Options, (ii) SARs, (iii) shares of Restricted Stock and, (iv) Restricted Stock Units, (collectively, “Incentive Awards”). Key employees and non-employee directors of the Company and its subsidiaries will be eligible to receive grants of Incentive Awards. The maximum number of shares of Common Stock available for issuance pursuant to Incentive Stock Options (“ISOs”), Non-Qualified Stock Options (“NQOs”), and SARs shall be 1,750,000. The maximum number of shares of Common Stock available for issuance pursuant to Restricted Stock and Restricted Stock Units shall be 550,000. The maximum aggregate number of shares of Common Stock with respect to which Options and SARs may be granted in any one Plan year to any one Participant shall be 400,000. The maximum aggregate number of shares of Common Stock with respect to which Restricted Stock or Restricted Stock Units in any one Plan year to any one Participant shall be 300,000.

The Compensation Committee of the Board of Directors administers the Plan. The Compensation Committee will satisfy the requirements of Section 162(m) of the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act of 1934 with respect to being comprised of independent non-employee directors. The Compensation Committee will determine which key employees receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to each Incentive Award. No Incentive Award may be granted under the Plan after February 17, 2014. Subject to the terms of the Plan, the Compensation Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Plan.

The Compensation Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Incentive Awards granted under the Plan become vested, exercisable or transferable, or (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award. In no event shall any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, nor shall any repricing (within the meaning of U.S. generally accepted accounting practices or any applicable stock exchange rule) of Incentive Awards issued under the Plan be permitted at any time under any circumstances, in each case unless the shareholders of the Company expressly approve such substitution or repricing.

The Compensation Committee will have the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary. All decisions and determinations of the Compensation Committee are final and binding on all parties. The Company will indemnify each member of the Compensation Committee against any cost, expense or liability arising out of any action, omission or determination relating to the Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interest of the Company.

The Board of Directors may at any time amend the Plan in any respect; provided, that, if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent required under Section 422 of the Internal Revenue Code of 1986 (the “Code”), no amendment may (i) increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards, (iii) materially modify the requirements as to eligibility for participation in the Plan, or (iv) increase the number of Incentive Awards that may be granted to any one individual.

The Compensation Committee has the authority to make the grant, vesting or settlement of any Incentive Award issued or to be issued under the Plan contingent upon the achievement of specified performance measures. These performance measures include: (1) present value per dollar invested; (2) relative total shareholder return; (3) reserve replacement efficiency; (4) total O&M costs per therm; (5) therms delivered per employee; (6) return on assets; (7) cash flow per share; (8) earnings per share; (9) return on equity; (10) net income; (11) production; and (12) reserve additions.

The Compensation Committee also has the authority to use any other performance measures in connection with awards under the Plan that are not intended to qualify as “performance-based compensation” as defined in Section 162(m) of the Code.

A summary of the most significant features of the Incentive Awards follows.

Options.     All Options granted under the Plan shall be identified in the agreement evidencing such Options as either ISOs or NQOs. The exercise price of each Option granted under the Plan shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted. Each Option shall be exercisable for a term, not to exceed seven (7) years, established by the Compensation Committee on the date on which such Option is granted. The exercise price shall be paid to the Company in cash or its equivalent, or, subject to the approval of the Compensation Committee, in shares of Common Stock that have been owned by the Participant for at least six months prior to the effective date of exercise and valued at their Fair Market Value on the date of exercise. ISOs may not be granted to non-employee directors.

Upon the occurrence of a change in control of the Company (a “Change in Control”), all Options granted under the Plan and outstanding shall immediately vest and become exercisable and remain exercisable until their expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such Options.

A Change in Control of the Company includes: (i) the acquisition by any person (other than, in certain cases, an employee of the Company) of 20% or more of the Company’s voting securities, (ii) approval by the Company’s shareholders of an agreement to merge or consolidate the Company with another corporation (other than certain corporations controlled by or under common control with the Company), (iii) certain changes in the composition of the Board of Directors of the Company, (iv) any change in control which would be required to be reported to the shareholders of the Company in a proxy statement and (v) a determination by a majority of the Board of Directors that there has been a “change in control” or that there will be a “change in control” upon the occurrence of certain specified events and such events occur.

The aggregate Fair Market Value of the shares of Common Stock covered by ISOs granted to any individual under the Plan that may be exercisable shall not exceed $100,000. To the extent, if any, that such aggregate Fair Market Value limitation is exceeded, the ISOs granted to such Participant shall, to the extent and in the order required by regulations, automatically be deemed to be NQOs, but all other terms and provisions of such ISOs shall remain unchanged.

No ISO may be granted to an individual if, at the time of the proposed grant, such individual owns more than ten percent of the total combined voting power of all classes of the Company’s Common Stock, unless the Stock Option has an exercise price of at least one hundred and ten percent of the Fair Market Value and is not exercisable until five years from the date the Stock Option is granted.

Stock Appreciation Rights.    The Compensation Committee may grant SARs pursuant to the Plan. The exercise price of each SAR granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such SAR is granted. The exercise of a SAR with respect to a number of shares prior to the occurrence of a Change in Control shall entitle the employee to an amount in cash, for each share, equal to the excess of (i) the Fair Market Value of a share of Common Stock of the Company on the date of exercise over (ii) the per share exercise price of the SAR, or the equivalent value in shares of Common Stock or the combination of cash and shares of Common Stock, all as determined by the Compensation Committee. The exercise of an SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle the Participant to a cash payment for each share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with such Change in Control or (B) the Fair Market Value of a share of Common Stock on the effective date of exercise, over (ii) the per share exercise price of the SAR. Each SAR shall be exercisable for a term, not to exceed seven (7) years, and such other terms as the Compensation Committee may establish.

Upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

Restricted Stock and Restricted Stock Units.    The Compensation Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan. A grant of shares of Restricted Stock or Restricted Stock Units represents the promise of the Company to issue shares of Common Stock of the Company on a predetermined date (the “Issue Date” or “Vesting Date”) to a Participant, provided the Participant is continuously employed by or serving the Company until that time. Prior to the vesting of the shares, the shares are not transferable by the Participant and are forfeitable. At the time of the grant of shares of Restricted Stock or Restricted Stock Units, the Compensation Committee may impose restrictions or conditions, not inconsistent with the provisions of the Plan, including, but not limited to, performance criteria and continued employment for a specified time period. The Compensation Committee may grant, in connection with a grant of Options or shares of Restricted Stock or Restricted Stock Units, a cash “tax” bonus, in an amount to be determined by the Compensation Committee to enable the Participant to pay any federal, state or local taxes arising as a result of the exercise of any such Options or the award or vesting of any such Restricted Stock or Restricted Stock Units.

Upon the occurrence of a Change in Control, all shares of Restricted Stock and Restricted Stock Units that have neither vested nor been cancelled or forfeited will automatically vest.

Company Tax Deduction.    Section 162(m) of the Code limits the ability of publicly held companies to deduct compensation paid during a fiscal year to a “covered employee” (as defined in Section 162(m)) in excess of $1,000,000, unless such compensation qualifies as “performance-based compensation” (as defined in Section 162(m) or meets another exception specified in Section 162(m)). Generally, most types of Incentive Awards granted under the Plan should be deductible by the Company without regard to the limit set by Section 162(m). However, the Plan does permit some types of Incentive Awards to be granted that would be subject to such limit and that would not qualify as “performance-based compensation” (as defined in Section 162(m) or meets another exception specified in Section 162(m)). In such case, the Company’s deductions with respect to such Incentive Awards would be subject to the limitations imposed by Section 162(m).

Federal Income Tax Consequences

NQOs.    A Participant will not recognize any taxable income at the time a NQO is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of an NQO, the Participant will recognize compensation taxable as ordinary income, subject to withholding, in an amount equal to the excess of (A) the Fair Market Value of the shares received on the exercise of the NQO over (B) the exercise price of the NQO. The Company generally will be entitled to a tax deduction in an amount equal to the amount of compensation taxable as ordinary income recognized by the Participant.

Upon any subsequent sale of the shares acquired upon the exercise of an NQO, any gain (the excess of the amount received over the Fair Market Value of the shares on the date ordinary income was recognized) or loss (the excess of the Fair Market Value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date or recognition and otherwise will be a short-term capital gain or loss.

If all or any part of the exercise price of an NQO is paid by the Participant with shares of Common Stock (including, based upon proposed regulations under the Code, shares previously acquired on exercise of an ISO), no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the Participant in cash. The Participant’s compensation, which is taxable as ordinary income upon such exercise, and the Company’s deduction, will not be affected by whether the exercise price is paid in cash or in shares of Common Stock.

ISOs.    In general, a Participant will not recognize any taxable income at the time an ISO is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the Participant to the alternative minimum tax. Upon disposition of the shares acquired on exercise of the ISO more than two years after the grant of the ISO and one year after the exercise of the ISO, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss.

If, however, a Participant sells any shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a “disqualifying disposition,” and the Participant will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the Fair Market Value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the Participant, taxable as ordinary income, and the balance (if any) will be long-term or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the Participant sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the Participant has held the shares for one year or less and otherwise will be a long-term capital loss.

If a Participant uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

If a Participant uses shares acquired upon the exercise of an ISO to exercise an ISO and such use of such shares does not constitute a disqualifying disposition of the shares so surrendered or, if the Participant uses other shares of the Company to exercise an ISO, the Participant will not recognize any income or gain or loss upon exercise of the ISO. In such case, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. However, if a Participant realizes ordinary income as a result of a disqualifying disposition, the Company will generally be entitled to a deduction of an equivalent amount in the taxable year of the Company in which the disposition occurs.

SARs. A Participant will not be deemed to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. However, when any part of the SAR is exercised, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash the Participant is entitled to receive upon such exercise, whether or not the SAR is exercised for cash or shares of Common Stock. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

Restricted Stock and Restricted Stock Units. A Participant will not recognize any taxable income at the time shares of Restricted Stock or Restricted Stock Units are granted or issued, nor will the Company be entitled to a deduction at that time. However, when shares of Restricted Stock or Restricted Stock Units vest (i.e., no longer subject to a substantial risk of forfeiture), the Participant will recognize compensation taxable as ordinary income, subject to withholding, in an amount equal to the Fair Market Value of the shares of Restricted Stock or Restricted Stock Units on the date on which they vest. If, however, a Participant files an election under Section 83(b) of the Code with the IRS within thirty days of the issuance of the Restricted Stock or Restricted Stock Units, the Participant will recognize compensation taxable as ordinary income in an amount equal to the Fair Market Value of the shares of Restricted Stock or Restricted Stock Units on the date on which they are issued. The Participant will not be entitled to a deduction if the Restricted Stock is subsequently forfeited. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE PROPOSAL TO ADOPT THE 2004 STOCK INCENTIVE PLAN.

PROPOSALS FOR 2005 ANNUAL MEETING

Shareholder’s proposals intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company at its principal offices not later than November 30, 2004, for inclusion in the 2005 Proxy Statement and form of proxy. Proposals intended to be the subject of a separate solicitation may be brought before the 2005 Annual Meeting by shareholders provided that written notice of any such proposal is received at the Company’s principal executive offices not less than 50, nor more than 75, days prior to the called meeting date. If less than 65 days notice of the Annual Meeting is given, written notice of any such proposal must be received no later than the close of business on the 15th day following the day on which notice of the Annual Meeting date was mailed. The Company’s by-laws require that notices of shareholder proposals contain certain information about any proposal and the proposing shareholder. A copy of the relevant by-law provisions may be obtained by contacting Mark K. Boling, Secretary, Southwestern Energy Company, 2350 N. Sam Houston Parkway East, Suite 300, Houston, Texas 77032, (281) 618-4700.

SHAREHOLDERS SHARING AN ADDRESS

The practice of sending only one copy of the annual report, Form 10-K and proxy statement to shareholders who share a single address is known as “householding.” Householding is designed to reduce the Company’s printing and postage costs. Shareholders may request or discontinue householding, or may request a separate copy of the annual report, Form 10-K or proxy statement as follows:

-	Record shareholders who wish to discontinue or commence householding, or any record shareholder residing at a household address who would like to request prompt delivery of a copy of the annual report, Form 10-K or proxy statement, should contract our transfer agent, EquiServe at 1-800-446-2617.

-	Shareholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or begin householding should contact their record holder. Any such householded shareholder may request prompt delivery of a copy of the annual report, Form 10-K or proxy statement by contacting the Company at 281-618-4700 or 479-521-1141.

OTHER BUSINESS

While the Notice of Annual Meeting of Shareholders calls for transaction of such other business as may properly come before the meeting, the Company’s management has no knowledge of any matters to be presented for action by shareholders at the meeting other than as set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment. Shareholders may bring additional proposals before the meeting provided written notice of any such proposal is received at the Company’s principal executive offices no later than the close of business on April 13, 2004. The Company’s by-laws require that this notice must contain certain information about any proposal and the proposing shareholder. A copy of the relevant by-law provisions may be obtained by contacting Mark K. Boling, Secretary, Southwestern Energy Company, 2350 N. Sam Houston Parkway East, Suite 300, Houston, Texas 77032, (281) 618-4700.

Any shareholder who has not received a copy of the Company’s Annual Report and Form 10-K may obtain a copy free of charge by contacting Mark K. Boling, Southwestern Energy Company, 2350 N. Sam Houston Parkway East, Suite 300, Houston, Texas 77032.

By Order of the Board of Directors

MARK K. BOLING

Executive Vice President,

General Counsel & Secretary

Dated: March 29, 2004

APPENDIX A

SOUTHWESTERN ENERGY COMPANY

2004 STOCK INCENTIVE PLAN

(As Adopted February 17, 2004)

1.    Purpose of the Plan

This Southwestern Energy Company 2004 Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the employees of the Company who are largely responsible for the management, growth and protection of the business of the Company, and non-employee directors of Southwestern Energy Company, with incentives and rewards to encourage them to continue in the service of the Company. The Plan is designed to meet this intent by providing such employees and non-employee directors with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.    Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a)  “Board of Directors” shall mean the Board of Directors of Southwestern.

(b)  “Cause” when used in connection with the termination of a Participant’s employment with the Company, shall, unless otherwise specified in a Participant’s agreement evidencing an Incentive Award under the Plan, mean the termination of the Participant’s employment by the Company on account of (i) the willful and continued failure by the Participant to substantially perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness), (ii) the Participant’s willful and serious misconduct which has resulted in or could reasonably be expected to result in material injury to the business, financial condition or reputation of the Company, (iii) the Participant’s commission of a crime that constitutes a felony or serious misdemeanor or (iv) the breach by the Participant of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

(c)  “Change in Control” shall mean the occurrence of any of the following:

(i)  any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), an “Acquiring Person”) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Southwestern representing 20% or more of the combined voting power of Southwestern’s then outstanding securities, provided, however, that any acquisition by (A) Southwestern or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by Southwestern or any of its subsidiaries or (B) any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be, shall not constitute a Change in Control;

(ii)  consummation by Southwestern of a reorganization, merger or consolidation (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such Business Combination do not in the aggregate, immediately following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be;

(iii)  individuals who constituted the Board of Directors as of January 1, 2004 (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual becoming a director subsequent to January 1, 2004 whose appointment to fill a vacancy or to fill a new Board of Directors’ position or whose nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with any actual or threatened solicitation of proxies (other than by the Company) that is or would be subject to Rule 14a-12(c) promulgated under the Exchange Act;

(iv)  a “change in control” of Southwestern of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act occurs;

(v)  (A) a complete liquidation or dissolution of Southwestern or (B) a sale or other disposition of all or substantially all of the assets of both the Exploration and Production and the Utility business segments of Southwestern other than to a corporation with respect to which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be, immediately prior to such sale or disposition;

(vi)  other than with respect to a person who is employed in the Utility business segment of Southwestern, the sale or other disposition of all or substantially all the assets of the Exploration and Production business segment other than to a corporation with respect to which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be, immediately prior to such sale or disposition; or

(vii)  a majority of the Board determines in its sole and absolute discretion that there has been a Change in Control of Southwestern or that there will be a Change in Control of Southwestern upon the occurrence of certain specified events and such events occur.

(d)  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)  “Committee” shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f)  “Common Stock” shall mean Southwestern’s Common Stock, $.10 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 10 of the Plan.

(g)  “Company” shall mean Southwestern and each of its Subsidiaries.

(h)  “Covered Employee” shall mean a Participant who at the time of reference is a “covered employee” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

(i)  “Director” shall mean a member of the Board of Directors who is not at the time of reference an employee of the Company.

(j)  “Disability” shall mean a condition entitling a Participant to benefits under the long-term disability policy maintained by the Company and applicable to him and for a Director shall mean any physical or mental condition that prevents a Director from being able to perform the duties of a director for a period of twelve consecutive months.

(k)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)  “Fair Market Value” shall mean, with respect to a share of Common Stock, as of the applicable date of determination (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

(m)  “Incentive Award” shall mean an Option, SAR, a share of Restricted Stock or a Restricted Stock Unit granted to a Participant pursuant to the terms of the Plan.

(n)  “Incentive Stock Option” shall mean an Option granted to a Participant who is not a Director which Option, at the date of grant, is intended to be an “incentive stock option” within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(o)  “Issue Date” shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by Southwestern pursuant to the terms of Section 8(a) hereof.

(p)  “Non-Qualified Stock Option” shall mean an Option granted to a Participant that is not an Incentive Stock Option.

(q)  “Option” shall mean an option to purchase shares of Common Stock granted to a Participant pursuant to the terms of the Plan. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

(r)  “Participant” shall mean a Director or employee of the Company who is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and, following the death of any such employee, his successors, heirs, executors and administrators, as the case may be.

(s)  “Performance-Based Compensation” shall mean compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

(t)  “Performance Measures” shall mean measures as described in Section 9 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to the Plan in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(u)  “Performance Period” shall mean the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award.

(v)  “Person” shall mean a “person,” as such term is used in Section 13(d) or 14(d) of the Exchange Act.

(w)  “Plan” shall mean this Southwestern Energy Company 2004 Stock Incentive Plan, as it may be amended from time to time.

(x)  “Prior Plans” shall mean the Southwestern Energy Company 2000 Stock Incentive Plan and the Southwestern Energy Company 2002 Employee Stock Incentive Plan.

(y)  “Restricted Stock” shall mean a share of Common Stock which is granted to a Participant pursuant to Section 8 hereof and which is subject to the restrictions set forth in Section 8(c) hereof for so long as such restrictions continue to apply to such share.

(z)  “Restricted Stock Unit” shall mean a share of Common Stock which is granted to a Participant pursuant to Section 8 hereof, except no shares of Common Stock are actually awarded to the Participant on the date of grant, and which is subject to the restrictions set forth in Section 8(c) hereof for so long as such restrictions continue to apply to such Restricted Stock Unit.

(aa)  “Retirement” shall mean the termination of the employment of a Participant with the Company for reasons other than Cause (i) either on or after (A) the first date on which the Participant has both attained age 55 and completed 5 years of service with the Company or (B) the date on which the Participant attains age 65 and (ii) which the Committee has approved as a Retirement for purposes of the Plan and/or any Incentive Award.

(bb)  “SAR” shall mean a stock appreciation right granted to a Participant pursuant to Section 7 hereof which is not related to any Option.

(cc)  “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd)  “Southwestern” shall mean Southwestern Energy Company, an Arkansas corporation, and any successor thereto.

(ee)  “Subsidiary” shall mean any “subsidiary corporation” within the meaning of Section 425(f) of the Code.

(ff)  “Vesting Date” shall mean the date established by the Committee on which a share of Restricted Stock or a Restricted Stock Unit may vest.

3.    Stock Subject to the Plan

Under the Plan, the Committee may grant to Participants (i) Options, (ii) SARs, (iii) shares of Restricted Stock and (iv) Restricted Stock Units.

(a)  Subject to adjustment as provided in Section 10 hereof, the maximum number of shares of Common Stock available for issuance to Participants under the Plan shall be 2,100,000 shares of Common Stock.

(b)  Subject to the limit set forth in Section 3(a) on the number of shares of Common Stock that may be issued in the aggregate under the Plan, in order to comply with the requirements of Code Section 422 and the regulations thereunder, the maximum number of shares of Common Stock available for issuance pursuant to Incentive Stock Options, Non-Qualified Stock Options and SARs shall be 1,750,000. The maximum number of shares of Common Stock available for issuance pursuant to Restricted Stock and Restricted Stock Units shall be 550,000.

Shares of Common Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan). Shares of Restricted Stock that do not vest and are forfeited back to the Company shall not be counted as used for purposes of determining the maximum number of shares available for issuance under the Plan and such forfeited shares shall be available for issuance under the Plan. Moreover, if any portion of the exercise price of any Option granted under the Plan or the tax withholding requirements with respect to any Incentive Award are satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation) or if an SAR is exercised, or, with respect to tax withholding requirements only, if shares are withheld to satisfy such requirements from the shares that would otherwise be delivered to the Participant, to the extent permitted under the requirements of Code Section 422, only the shares issued, net of the shares tendered or withheld, if any, will be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan. Except to the extent otherwise required by applicable law or stock exchange rule, the maximum number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional Restricted Stock or Restricted Stock Units.

(c)  Subject to adjustment as provided in Section 10 hereof, the following individual limits shall apply to grants of Incentive Awards under the Plan:

(i)  The maximum aggregate number of shares of Common Stock with respect to which Options and SARs may be granted in any one Plan year to any one Participant shall be 400,000; and

(ii)  The maximum aggregate number of shares of Common Stock with respect to which Restricted Stock or Restricted Stock Units in any one Plan year to any one Participant shall be 300,000.

(d)  Any shares of Common Stock that are available for issuance under the Prior Plans but that have not been issued and are not subject to outstanding awards under the Company’s Prior Plans as of February 17, 2004 shall be available for grant under the Plan. In addition, any shares of Common Stock subject to outstanding awards as of February 17, 2004 under the Prior Plans that on or after February 17, 2004, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares of Common Stock), shall be available for grant under the Plan.

(e)  In no event shall any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, nor shall any repricing (within the meaning of U.S. generally accepted accounting practices or any applicable stock exchange rule) of Incentive Awards issued under the Plan be permitted at any time under any circumstances, in each case unless the shareholders of the Company expressly approve such substitution or repricing.

(f)  Shares of Common Stock issued under the Plan may be either authorized and unissued shares or treasury shares, at the discretion of the Committee.

4.    Administration of the Plan

The Plan shall be administered by the Committee, which shall consist of two or more persons, at least two of whom qualify as a “disinterested person,” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act, and an “outside director,” within the meaning of Treasury Regulation Section 1.162-27(e)(2).

The Committee shall, consistent with the terms of the Plan, from time to time designate the employees of the Company who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may authorize an executive officer of Southwestern to grant Incentive Awards of a specified type, covering a specified aggregate number of shares of Common Stock and, in the case of any such grant of Options or SARs, at a specified exercise or base price (which may not be less than Fair Market Value on the date of grant) to a specified group of employees (other than Covered Employees) and within a specified period of time.

The Committee shall have full, discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding and conclusive on all parties.

At or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award.

Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

Neither the Company nor any member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Southwestern shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees of the Company that the Committee shall select from time to time, including those key employees (including officers of Southwestern, whether or not they are directors of Southwestern) who are largely responsible for the management, growth and protection of the business of the Company, and Directors. All Incentive Awards granted under the Plan shall be evidenced by a separate written agreement entered into by the Company and the recipient of such Award.

6.    Options

The Committee may from time to time grant Options pursuant to the Plan to Participants, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

(a)  Identification of Options

All Options granted under the Plan shall be identified in the agreement evidencing such Options as either Incentive Stock Options or Non-Qualified Stock Options.

(b)  Exercise Price

The exercise price per share of Common Stock covered by any Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

(c)  Term and Exercise of Options

(1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however, that no Option shall be exercisable after the expiration of seven (7) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

(2)  Each Option may be exercised in whole or in part, to the extent such Option is vested on the date of exercise; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)  An Option shall be exercised by delivering notice to Southwestern’s principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier’s check or wire transfer, (ii) through the directed brokerage service, if any, approved by the Committee or (iii) in shares of Common Stock that have been owned by the Participant for at least six months prior to the effective date of exercise and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier’s check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of Southwestern, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Southwestern shall require from time to time.

(4)  Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

(5)  During the lifetime of a Participant, each Option granted to him or her shall be exercisable only by the Participant. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, with the prior consent of the Committee, any Non-Qualified Stock Option, including the right to exercise such option, may be transferred by a Participant during the Participant’s lifetime, but only to: (i) one or more of a Participant’s spouse or natural or adopted lineal descendants; or (ii) a trust, partnership, or corporation or other similar entity which is owned solely by one or more of the Participant’s spouse or natural or adopted lineal descendants or which will hold such Non-Qualified Stock Options solely for the benefit of one or more of such persons.

(d)  Limitations on Grant of Incentive Stock Options

(1)  Incentive Stock Options may not be granted to Directors.

(2)  The aggregate fair market value (within the meaning of Section 422 of the Code) of the shares of Common Stock covered by “incentive stock options” (within the meaning of Section 422 of the Code) granted under the Plan and under any other plan, agreement or arrangement of the Company (or any “subsidiary” of Southwestern as such term is defined in Section 425 of the Code) which may become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. To the extent, if any, that such aggregate fair market value limitation is exceeded, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

(3)  No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Southwestern or any Subsidiary thereof, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

(e)  Effect of Termination of Employment – Participants Other than Directors

(1) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company and its Subsidiaries shall terminate for any reason other than Disability, Retirement, Cause or death (i) Options granted to such Participant, to the extent that they were vested and exercisable at the time of such termination, shall remain exercisable until the expiration of ninety days after such termination, on which date they shall expire to the extent not exercised, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its original term.

(2) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company and its Subsidiaries shall terminate on account of the Disability or Retirement of the Participant, such Participant shall be entitled to exercise at any time or from time to time after such termination and until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were vested and exercisable at the time of such termination provided however, that no Option shall be exercisable after the expiration of its original term.

(3) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company and its Subsidiaries shall terminate on account of the death of the Participant, such Participant’s estate or beneficiary under his will shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination; provided, however, that no Option shall be exercisable after the expiration of its original term. Options that are not exercised prior to the first anniversary of such termination shall expire on such anniversary date.

(4)  In the event of the termination of a Participant’s employment with the Company and its Subsidiaries for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(5)  For purposes of this Section 6(e), an Option shall be deemed to be exercisable on the date of the termination of the employment of a Participant with the Company to the extent, if any, it becomes exercisable by acceleration by the Committee.

(6)  For purposes of clarification, Options held by a Participant employed by an entity that is a Subsidiary of the Company will terminate immediately when such entity ceases to be a Subsidiary of the Company, unless the Committee determines otherwise.

(f)  Effect of Discontinuance of Director’s Term

(1)  In the event that the term of a Director’s membership on the Board of Directors expires because the Director loses an election for a position on the Board of Directors, resigns from the Board of Directors prior to his completing ten years of service as a director or attaining age 72 or fails to seek reelection to the Board of Directors for a term commencing prior to his completing ten years of service as a director or attaining age 72 (in any case, other than on account of death or Disability) (a) Options granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire to the extent not exercised, and (b) Options granted to such Director, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Options shall be exercisable after the expiration of its original term.

(2)  In the event that the term of a Director’s membership on the Board of Directors expires (i) because of the Director’s resignation on or after age 72 or after completing ten years of service, (ii) because of his failure to seek reelection on or after age 72 or after completing ten years of service or (iii) because of the Director’s Disability or death (A) Options granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire to the extent not exercised, and (B) Options granted to such Director, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its original term.

(3)  In the event that a Director is removed from the Board of Directors by the shareholders of the Company, all outstanding Options granted to such Director shall expire at the commencement of business on the date of such removal.

(g)   Effect of Change in Control

Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such Option.

(h)  Cash Tax Bonuses

The Committee may grant to any Participant a cash tax bonus in an amount determined by the Committee to enable the Participant to pay any federal, state or local income taxes arising out of the exercise of an Option.

7.    Stock Appreciation Rights

The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by an agreement in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

(a)  Exercise Price

The exercise price per share of Common Stock covered by any SAR granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such SAR is granted.

(b)  Benefit Upon Exercise

The exercise of an SAR with respect to any number of shares of Common Stock prior to the occurrence of a Change in Control shall entitle the Participant to (i) a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (B) the per share exercise price of the SAR, (ii) the issuance or transfer to the Participant of the greatest number of whole shares of Common Stock which on the date of the exercise of the SAR have an aggregate Fair Market Value equal to such excess or (iii) a combination of cash and shares of Common Stock in amounts equal to such excess, all as determined by the Committee. The exercise of an SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with such Change in Control, or (B) the Fair Market Value of a share of Common Stock on the effective date of exercise, over (ii) the per share exercise price of the SAR. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than five business days, after the effective date of the exercise.

(c)  Term and Exercise of SARs

(1)  Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the SAR agreement with respect to such SAR; provided, however, that no SAR shall be exercisable after the expiration of seven (7) years from the date such SAR is granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such SAR.

(2)  Each SAR may, to the extent vested and exercisable, be exercised in whole or in part; provided, that no partial exercise of an SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)  An SAR shall be exercised by delivering notice to Southwestern’s principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

(4)  During the lifetime of a Participant, each SAR granted to him shall be exercisable only by the Participant. No SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

(d)  Effect of Termination of Employment – Participants other than Directors

(1)  Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company and its Subsidiaries shall terminate for any reason other than Cause, Disability, Retirement or death (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of ninety days after such termination, on which date they shall expire to the extent not exercised, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its original term.

(2)  Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company and its Subsidiaries shall terminate on account of the Disability, Retirement or death of the Participant (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire to the extent not exercised, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its original term.

(3)  In the event of the termination of a Participant’s employment with the Company and its Subsidiaries for Cause, all outstanding SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

(4)  For purposes of clarification, SARs held by a Participant employed by an entity that is a Subsidiary of the Company will terminate immediately when such entity ceases to be a Subsidiary of the Company, unless the Committee determines otherwise.

(e)  Effect of Discontinuance of Director’s Term

(1)  In the event that the term of a Director’s membership on the Board of Directors expires because the Director loses an election for a position on the Board of Directors, resigns from the Board of Directors prior to his completing ten years of service as a director or attaining age 72 or fails to seek reelection to the Board of Directors for a term commencing prior to his completing ten years of service as a director or attaining age 72 (in any case, other than on account of death or Disability) (a) SARs granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire to the extent not exercised, and (b) SARs granted to such Director, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SARs shall be exercisable after the expiration of its original term.

(2)  In the event that the term of a Director’s membership on the Board of Directors expires (i) because of the Director’s resignation on or after age 72 or after completing ten years of service, (ii) because of his failure to seek reelection on or after age 72 or after completing ten years of service or (iii) because of the Director’s Disability or death (A) SARs granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire to the extent not exercised, and (B) SARs granted to such Director, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its original term.

(3)  In the event that a Director is removed from the Board of Directors by the shareholders of the Company, all outstanding SARs granted to such Director shall expire at the commencement of business on the date of such removal.

(f)  Effect of Change in Control

Upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

8.    Restricted Stock and Restricted Stock Units

The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan. Each grant of shares of Restricted Stock or Restricted Stock Units shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock or Restricted Stock Units shall comply with and be subject to the following terms and conditions:

(a)  Issue Date and Vesting Date

At the time of the grant of shares of Restricted Stock or Restricted Stock Units, the Committee shall establish an Issue Date or Issue Dates (in the case of the grant of shares of Restricted Stock) and a Vesting Date or Vesting Dates (in the case of Restricted Stock or Restricted Stock Units) with respect to such shares and the conditions, if any, which must be satisfied on or prior to such Vesting Date for the Participant’s rights with respect to such shares of Restricted Stock or Restricted Stock Units to become vested. The Committee may divide such shares or units into classes and assign a different Issue Date and/or Vesting Date and different conditions for each class. Except as provided in Section 8(c) and 8(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 8(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) hereof and any agreement evidencing such Restricted Stock are satisfied, and except as provided in Section 8(c) and 8(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, the Participant’s rights with respect to such share shall become fully vested and the restrictions of Section 8(c) hereof shall cease to apply to such share. Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 8(b) hereof and any agreement evidencing such Restricted Stock Unit are satisfied, and except as provided in Section 8(c) and 8(f) hereof, upon the occurrence of the Vesting Date with respect to Restricted Stock Unit, the Participant’s rights with respect to such Restricted Stock Unit shall become fully vested and the Company shall settle such Restricted Stock Unit award in accordance with the provisions of Section 8(e).

(b)  Conditions to Vesting

At the time of the grant of shares of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock or Restricted Stock Units, that the Participant or the Company achieve such Performance Measures or other performance criteria as the Committee may specify at the time of the grant of such shares or that the Participant continue in the employment of the Company for a specified period of time.

(c)  Restrictions on Transfer Prior to Vesting

Prior to the vesting of a share of Restricted Stock, such share of Restricted Stock shall not be transferable under any circumstances and no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be cancelled and shall be forfeited by the Participant and the transfer shall be of no force or effect. Prior to the vesting of a Restricted Stock Unit, such Restricted Stock Unit shall not be transferable under any circumstances and no transfer of a Participant’s rights with respect to such Restricted Stock Unit, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such Restricted Stock Unit, but immediately upon any attempt to transfer such rights, such Restricted Stock Unit, and all of the rights related thereto, shall be cancelled and shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d)  Issuance of Certificates

(1)  Except as provided in Section 8(c) or 8(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued stock certificates, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Southwestern Energy Company 2004 Stock Incentive Plan and an

Agreement entered into between the registered owner of such shares and Southwestern Energy Company. A copy of the Plan and Agreement are on file in the principal executive offices of the Company.

Such legend shall not be removed from the certificate evidencing such shares unless and until such shares become vested and the restrictions on the transfer thereof lapse pursuant to the terms hereof and any agreement evidencing such Restricted Stock.

(2)  Each certificate issued pursuant to Section 8(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company as custodian.

(e)  Benefits Upon Vesting

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(d)(1) hereof, together with any other property of the Participant held by the Company as custodian pursuant to Section 8(d)(2) hereof.

Upon the vesting of a Restricted Stock Unit pursuant to the terms hereof, the Participant shall be entitled to receive, within 30 days of the applicable Vesting Date or such later date as the Committee shall determine, a payment in cash, shares of Common Stock, or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, shall determine with a value equal to the sum of (i) the Fair Market Value of a share of Common Stock on the applicable Vesting Date with respect to each such Restricted Stock Unit and (ii) the aggregate amount of cash dividends, if any, paid with respect to a share of Common Stock during the period commencing on the date on which such Restricted Stock Unit was granted to the Participant and terminating on the applicable Vesting Date for such Restricted Stock Unit.

(f)  Effect of Termination of Employment – Participants Other than Directors

(1)  Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company and its Subsidiaries shall terminate for any reason other than Cause prior to the vesting of Restricted Stock or Restricted Stock Units granted to such Participant, a portion of such Restricted Stock or Restricted Stock Units, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof or any agreement evidencing such Restricted Stock or Restricted Stock Units, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee and may be based on the achievement of any conditions imposed by the Committee with respect to such Restricted Stock or Restricted Stock Units pursuant to Section 8(b). Such portion may be zero.

(2)  In the event of the termination of a Participant’s employment with the Company and its Subsidiaries for Cause, all Restricted Stock or Restricted Stock Units granted to such Participant which have not vested as of the date of such termination shall immediately be cancelled and forfeited.

(3)  For purposes of clarification, unvested Restricted Stock and Restricted Stock Units held by a Participant employed by an entity that is a Subsidiary of the Company will terminate and be forfeited immediately when such entity ceases to be a Subsidiary of the Company, unless the Committee determines otherwise.

(g)  Effect of Discontinuance of Director’s Term

(1)  Unless the Committee provides otherwise on or after the date of grant, in the event that the term of a Director’s membership on the Board of Directors expires for any reason other than a removal of the

Director from the Board of Directors by the shareholders of the Company prior to the Vesting Date with respect to Restricted Stock or Restricted Stock Units granted to such Director, a portion of such shares or units, as the case may be, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof or of the agreement evidencing such Restricted Stock or Restricted Stock Units, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at or after the time of the grant of such Restricted Stock or Restricted Stock Units and may be based on the achievement of any conditions imposed by the Committee with respect to such Restricted Stock or Restricted Stock Units pursuant to Section 8(b). Such portion may be zero.

(2)  In the event that a Director is removed from the Board of Directors by the shareholders of the Company, all Restricted Stock and Restricted Stock units granted to such Director which have not vested as of the date of such termination shall immediately be forfeited.

(h)   Effect of Change in Control

Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been cancelled or forfeited pursuant to any provision hereof or any agreement evidencing such Restricted Stock, shall immediately vest.

(i)   Cash Tax Bonuses

The Committee may grant to any Participant a cash tax bonus in an amount determined by the Committee to enable the Participant to pay any federal, state or local income taxes arising out of the award or vesting of Restricted Stock or Restricted Stock Units.

9.     Performance Measures

(a)   Performance Measures

The following are the Performance Measures upon which the payment or vesting of an Incentive Award to a Covered Employee issued under this Plan that is intended to qualify as Performance-Based Compensation shall be based until the first annual meeting of shareholders of the Company that occurs in the fifth year following the year in which the shareholders approve the adoption of this Plan, unless the Committee earlier proposes for shareholder vote and the shareholders approve a change in the general Performance Measures: (1) Present Value per Dollar Invested; (2) Relative Total Shareholder Return; (3) Reserve Replacement Efficiency; (4) Total O&M Costs per Therm; (5) Therms Delivered per Employee; (6) Return on Assets; (7) Cash Flow per Share; (8) Earnings per Share; (9) Return on Equity; (10) Net Income; (11) Production; and (12) Reserve Additions.

Any Performance Measure(s) may be used to measure the performance of the Company or a Subsidiary as a whole or any business unit of the Company or any Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate. The Committee has the authority to make the grant, vesting or settlement of any Incentive Award issued or to be issued under the Plan contingent upon the achievement of the Performance Measures specified in this Article 9. The Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 9. The Committee also has the authority to use any other performance measures in connection with awards under the Plan that are not intended to qualify as Performance-Based Compensation.

(b)   Committee Discretion

In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant awards that shall not qualify as Performance-Based Compensation and/or to amend previously granted awards in a way that would disqualify them as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 9 and/or make such amendments.

10.    Adjustment Upon Changes in Common Stock

(a)  Adjustment upon Certain Events

In the event of any change in the shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, reclassification or exchange of shares or similar corporate change (such change, an “Adjustment Event”), (i) the maximum aggregate number of shares of Common Stock with respect to which Incentive Awards may be granted under the Plan, the maximum number of Incentive Awards that may be granted to any individual Participant in a calendar year, (ii) the type or class of securities with respect to which Incentive Awards may be granted under the Plan, (iii) the number, type and class of securities covered by any then outstanding Options and SARs and the respective exercise prices applicable under any then outstanding Options and SARs and (iv) the number, type and class of securities covered by any other then outstanding Incentive Awards and the respective limitations or other criteria applicable to any then outstanding Incentive Awards may be appropriately adjusted as the Committee shall determine to prevent enlargement or dilution of the rights of Participants hereunder and the Committee’s determination hereunder shall be conclusive. In the event of any change in the shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number, type and class of shares of securities with respect to which Incentive Awards may be granted or that are subject to then outstanding Incentive Awards, and the other terms and conditions of then outstanding Incentive Awards, as the Committee may deem appropriate to prevent enlargement or dilution of the rights of Participants hereunder and the Committee determination shall be conclusive.

(b)  Outstanding Restricted Stock and Restricted Stock Units

Unless the Committee otherwise determines, any securities or other property (including dividends paid in cash) issued or paid with respect to shares of Restricted Stock or shares of Common Stock underlying Restricted Stock Units that are outstanding as of the date an Adjustment Event occurs which have not vested as of such date shall be promptly deposited with the Company pursuant to Section 8(d)(2) and shall not become vested or transferable to the Participant unless and until such Participant’s rights with respect to the related shares of Restricted Stock or shares of Common Stock underlying the Restricted Stock Units become vested.

(c)  Outstanding Options and SARs – Certain Transactions

Notwithstanding any other provision of the Plan, in the event of (i) a dissolution or liquidation of Southwestern, (ii) a sale of all or substantially all of Southwestern’s assets or (iii) a merger or consolidation involving Southwestern, the Committee shall have the power to:

(A)  cancel, effective immediately prior to the occurrence of such event, each Option and SAR outstanding immediately prior to such event (whether or not then vested or exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or SAR was granted an amount in cash, for each share of Common Stock subject to such Option or SAR, respectively, immediately prior to such event, equal to the excess of (A) the value, as determined by the Committee of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option or SAR; or

(B)  provide for the exchange of all or a portion of such Options and/or SARs outstanding immediately prior to such event (whether or not then vested or exercisable) for equivalent options or stock appreciation rights covering securities of the acquiring entity (or the ultimate parent thereof) and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of such exchanged option or stock appreciation right, and/or the number, type and class of securities subject to such exchanged option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or SAR was granted in partial consideration for the exchange of the Option or SAR.

(d)  No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Southwestern or any other corporation. Except as expressly provided in the Plan, no issuance by Southwestern of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reasons thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option or SAR.

11.    Rights as a Stockholder

No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to the Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

12.    No Special Employment Rights; No Right to Incentive Award

Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.    Securities Matters

(a) Southwestern shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, Southwestern shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until Southwestern is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Southwestern shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Southwestern may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of shares of Common Stock pursuant to any Incentive Award pending or to ensure compliance under federal or state securities laws. Southwestern shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of shares of Common Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.    Withholding Taxes

(a)  Cash Remittance

Whenever shares of Common Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, Southwestern shall have the right to require the Participant to remit to Southwestern in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions. In addition, upon the exercise or settlement of any Incentive Award in cash, Southwestern shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or settlement.

(b)  Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Southwestern a number of shares of Common Stock that have been owned by the Participant for at least six months having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c)  Stock Withholding

At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, Southwestern shall withhold a number of such shares having a Fair Market Value at the exercise date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

15.  Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders, the Board of Directors may not amend Section 3(e) of the Plan, and, provided, further, that without approval of the shareholders, no revision or amendment shall (i) except as provided in Section 10 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing herein shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16.  No Obligation to Exercise

The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

17.  Transfers Upon Death

Subject to Section 6(c)(5), upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. Subject to Section 6(c)(5), no transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Southwestern unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section 17, Section 6(c)(5), or as determined by the Committee at or after the date of grant, no Incentive Award shall be transferable, and shall be exercisable only by a Participant during the Participant’s lifetime.

18.    Expenses and Receipts

The expenses of the Plan shall be paid by Southwestern. Any proceeds received by Southwestern in connection with any Incentive Award will be used for general corporate purposes.

19.    Failure to Comply

In addition to the remedies of Southwestern elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee may determine.

20.    Effective Date and Term of Plan

The Plan was adopted by the Board of Directors on February 17, 2004, subject to the approval of the Plan by the shareholders of Southwestern. All Incentive Awards granted under the Plan shall be void unless such shareholder approval is obtained. No grants may be made under the Plan after February 17, 2014.

APPENDIX B

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I.    Statement of Principles

The Audit Committee of the Board of Directors (the “Audit Committee”) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Company. The Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. As set forth in this Policy, unless a type of service has received the pre-approval of the Audit Committee as set forth in the appendices to this Policy, it will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor.

In making its pre-approval determinations, the Audit Committee will consider whether the applicable services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee may add or subtract to the list of pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II.    Delegation

As provided in the SEC’s rules, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III.    Audit Services

Although the fee levels for the annual Audit services engagement are included as items 1 and 2 on Schedule A to this Policy, the actual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee as set forth in an engagement letter executed by the chairman of the Audit Committee and the independent auditor. Audit services shall include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements, and may include subsidiary audits and equity investment audits. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit or quarterly reviews. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services identified as items 3, 4 and 5 on Schedule A. All other Audit services not listed on Schedule A must be separately pre-approved by the Audit Committee.

IV.    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services on Schedule B. All other Audit-related services not listed on Schedule B must be separately pre-approved by the Audit Committee.

V.    Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Therefore, the Audit Committee believes it may grant pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Controller or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services on Schedule C. All Tax services involving large and complex transactions not listed on Schedule C must be separately pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Company, in his or her individual capacity, where such services are paid for by the Company.

VI.    All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has not yet pre-approved any services in the “All Other” category. At such time (if ever) that the Audit Committee elects to pre-approve any such services by the independent auditor, the same shall be described on Schedule D. Permissible All Other services not listed on Schedule D must be separately pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts by more than ten percent (10%) will require specific pre-approval by the Audit Committee. The pre-approved fee levels set forth in the Appendices to this Policy do not include out-of-pocket expenses incurred by the independent auditor.

The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII.    Procedures

All requests or applications for services to be provided by the independent auditor that do not require separate approval by the Audit Committee will be submitted to the Company’s Controller and must include a detailed description of the services to be rendered. The Controller will determine whether such services are included within the list of services that have received the pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the internal auditor to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The internal auditor will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the internal auditor and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the internal auditor or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX.    Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Company, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

SCHEDULE A

Pre-Approved Audit Services for the Audit of December 31, 2003

Financial Statements and Other Audit Services for Fiscal Year 2004

Dated: January 1, 2004

Service	Range of Fees
1. Audit of the Company’s consolidated financial statements for the year ended December 31, 2003	$150,000

2. Interim reviews of the Company’s quarterly financial statements for each of the three quarters ended March 31, 2004, June 30, 2004 and September 30, 2004	$39,000

3. Statutory audits or financial audits for subsidiaries or affiliates of the Company	$20,000

4. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	$20,000

5. Consultations by the company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	$10,000

SCHEDULE B

Pre-Approved Audit-Related Services for the Audit of December 31, 2003

Financial Statements and Other Audit-Related Services for Fiscal Year 2004

Date: January 1, 2004

Service	Range of Fees
1. Due diligence services pertaining to potential business acquisitions/dispositions including review of financial statements, financial data and records, and discussions with acquiree/acquiror finance and accounting personnel	$20,000

2. Financial statement audits of employee benefits plans	$37,000

3. Internal control reviews and assistance with internal control reporting requirements and information systems reviews not performed in connection with the audit (e.g. application, data center and technical reviews)	$30,000

4. Consultations by the company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	$10,000

5. Subsidiary or equity investee audits not required by statute or regulation that are incremental to the audit of the consolidated financial statements	$20,000

6. Closing balance sheet audits pertaining to dispositions	$20,000

7. Assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	$50,000

SCHEDULE C

Pre-Approved Tax Services for Tax Returns for Year Ended December 31, 2003

and Other Tax Services for Fiscal Year 2004

Dated: January 1, 2004

Service	Range of Fees
1. U.S. federal, state and local tax planning and advice on mergers, acquisitions and restructurings	$10,000

2. U.S. federal, state and local tax assistance responding to requests from the company’s tax department regarding technical interpretations, applicable laws and regulations, and tax accounting	$10,000

3. Review of federal, state and local income, franchise, and other tax returns, including consultations regarding applicable handling of items for tax returns, required disclosures, elections, and filing positions available to the company	$21,000

4. Assistance with tax audits and appeals before the IRS and similar state and local agencies, as requested by the company’s tax department	$10,000

SCHEDULE D

Pre-Approved All Other Services for Fiscal Year 2004

Dated: January 1, 2004

Service	Range of Fees
None Pre-Approved	N/A

EXHIBIT 1

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contributions-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

GEORGE BUSH INTERCONTINENTAL AIRPORT
to WYNDHAM HOTEL (GREENSPOINT)
12400 GREENSPOINT DR.
HOUSTON, TEXAS 77060
PH: 281-875-2222

Inez Rd.
Aldine Westfield Rd.
George Bush
Intercontinental Airport
N
E. Hardy Rd.
Hardy Toll
Rankin Rd.
Hardy Rd.
45
Greenspoint Dr.
Greens Rd.
J.F. Kennedy Blvd.
Wyndham
Hotel
Sam Houston Pkwy. (Beltway 8)
Aldine
525

Distance: Approx. 8 miles. Travel Time: Approx. 15 minutes.

WILLIAM P. HOBBY AIRPORT
to WYNDHAM HOTEL (GREENSPOINT)

Wyndham
Hotel
Beltway 8
59
45
N
290
610
10
10
Houston
45
Bellaire
59
Pasadena
Hobby
Airport

Gruss Dr.
N
North Frwy.
Greens Rd.
North chase Dr.
Wyndham
Hotel
45
Greenspoint
Mall
Greenspoint Dr.
Benmar Dr.

Distance: Approx. 25 miles. Travel Time: Approx. 45 minutes.

Hotel is a 16 story building with a green roof.

Southwestern Energy Company

Dear Shareholder,

Shareholders of Southwestern Energy Company can now take advantage of several new services available through our transfer agent, EquiServe Trust Company, N.A. These services include:

DirectService Investment Program

Shareholders may purchase or sell Southwestern Energy Company stock directly through the Program rather than dealing with a broker. Automatic investment allows you to purchase additional shares on a regular basis by authorizing EquiServe to electronically debit your checking or savings account each month. Shareholders can deposit certificates to be held on account for safekeeping, request a certificate for shares held on account or transfer shares to others.

Vote-by-Internet

Shareholders may now vote their shares via the Internet by following the directions on the reverse side of this card. Votes may be cast by Internet up until 11:59 p.m. on the day before the Annual Meeting.

Internet Account Access

Shareholders may access their accounts on-line at www.equiserve.com. Through Account Access you will have the ability to view your holdings, request address changes, certify tax identification numbers, and buy and sell shares.

Transfer Agent Contact Information

EquiServe Trust Company, N.A.	Telephone Inside the USA:	(800) 446-2617
P.O. Box 43069	Telephone Outside the USA:	(781) 575-2723
Providence, RI 02940-3069	TDD/TYY for Hearing Impaired:	(800) 952-9245

FOLD AND DETACH HERE

----------------------------------------------------------------------------------------------------------------------------------------

P R O X Y

SOUTHWESTERN ENERGY COMPANY

2350 N. Houston Parkway East, Suite 300

Houston, Texas 77032

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Kenneth R. Mourton and Charles E. Scharlau as Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated hereon, all the shares of Common Stock of Southwestern Energy Company held of record by the undersigned on March 16, 2004, at the Annual Meeting of Shareholders to be held on May 12, 2004, or any adjournment or adjournments thereof.

Nominees:
01 L. Epley, Jr.	05 V. Kuuskraa
02 J. Hammerschmidt	06 K. Mourton
03 R. Howard	07 C. Scharlau
04 H. Korell

(Continued, and to be marked, dated and signed, on the other side)

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. This proxy is revocable at any time before it is exercised, the signer retaining the right to attend the meeting and vote in person.

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8613

EDISON, NJ 08818-8613

The EquiServe Vote-by-Telephone and Vote-by-Internet systems can be accessed

24-hours a day, seven days a week up until the day prior to the meeting.

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
OR

Log on to the Internet and go to http://www.eproxyvote.com/swn		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the internet or by telephone, please do not mail your card.

FOLD AND DETACH HERE

☒	Please mark votes as in this example.	4929

	SOUTHWESTERN ENERGY COMPANY	For, with exercise of cumulative voting privilege. Indicate number of votes cast for each nominee.

1. Election of Directors: 01 L. Epley, Jr. 02 J. Hammerschmidt 03 R. Howard 04 H. Korell 05 V. Kuuskraa 06 K. Mourton 07 C. Scharlau	2. Proposal to adopt the 2004 stock incentive plan for the compensation of officers, directors, and key employees of the Company and its subsidiaries. FOR AGAINST ABSTAIN ☐ ☐ ☐

FOR ☐ ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES	In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

Mark box at right if you plan to attend the Annual Meeting in person. ☐

☐For all nominees except as written above.			Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR the adoption of the 2004 stock incentive plan.

NOTE:           Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature Date			Signature Date

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.